EXECUTION COPY

ELM ROAD GENERATING STATION UNIT 2

EASEMENT AND INDEMNIFICATION AGREEMENT

by and between

WISCONSIN ELECTRIC POWER COMPANY,

as Grantor,

and

MGE POWER ELM ROAD, LLC

and

WISCONSIN PUBLIC POWER INC.,

as Grantees

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS; RULES OF INTERPRETATION

2

ARTICLE II GRANT OF EASEMENTS AND ADDITIONAL RIGHTS

2

SECTION 2.1

Easements.

2

SECTION 2.2

WEPCO’s Reserved Rights.

3

SECTION 2.3

Ownership of Unit 2 and the New Common Facilities.

4

SECTION 2.4

Provisions Applicable to the Access Easement.

4

SECTION 2.5

Request for Documentation.

5

SECTION 2.6

Improvements Not On the Elm Road Site.

5

SECTION 2.7

Additional Rights.

6

ARTICLE III COMPLIANCE WITH LAW

6

SECTION 3.1

Compliance with Law.

6

ARTICLE IV CONSIDERATION

6

SECTION 4.1

Compensation in Consideration of Use.

6

SECTION 4.2

Compensation for Site Preparation Costs

7

ARTICLE V TERM

7

SECTION 5.1

Term of Easements.

7

SECTION 5.2

Termination.

8

SECTION 5.3

Provisions Related to the Ground Lease.

8

ARTICLE VI ENVIRONMENTAL

9

SECTION 6.1

Environmental Matters.

9

SECTION 6.2

Indemnification Procedures.

10

ARTICLE VII INDEMNIFICATION; INDEMNIFICATION PROCEDURE

11

SECTION 7.1

General Indemnity.

11

SECTION 7.2

Indemnification Procedures.

11

ARTICLE VIII ASSIGNABILITY; WEPCO AND GRANTEES RIGHT TO GRANT SECURITY INTEREST IN THIS AGREEMENT; LENDER PROTECTIVE PROVISIONS  12

SECTION 8.1

Assignability.

12

SECTION 8.2

Non-Disturbance.

12

SECTION 8.3

Modification to Easement Agreement Upon Request by a Lender.

12

SECTION 8.4

No Liens or Encumbrances.

13

SECTION 8.5

Grantee’s Right to Grant Security Interests in This Agreement.

13

SECTION 8.6

Notices.

13

SECTION 8.7

Cure Rights.

14

SECTION 8.8

Assignment In A Foreclosure Action.

14

SECTION 8.9

New Agreement.

14

SECTION 8.10

No Merger.

14

ARTICLE IX MISCELLANEOUS

15

SECTION 9.1

No Easement by Prescription.

15

SECTION 9.2

Binding Effect; Successors and Assigns.

15

SECTION 9.3

Waiver or Consent.

15

SECTION 9.4

Notices.

15

SECTION 9.5

Applicable Law.

16

SECTION 9.6

Jury Trials.

16

SECTION 9.7

Severability.

16

SECTION 9.8

Entire Agreement.

17

SECTION 9.9

Amendments and Waivers.

17

SECTION 9.10

Counterparts.

17

SECTION 9.11

Headings and Table of Contents.

17

SECTION 9.12

Exhibits.

17

SECTION 9.13

No Joint Venture.

17

SECTION 9.14

Third-Party Beneficiaries.

17

SECTION 9.15

Further Assurances.

17

SECTION 9.16

Survival.

18

SECTION 9.17

Measuring Life.

18

SECTION 9.18

Certificates.

18

SECTION 9.19

Default and Remedies.

18

SECTION 9.20

Recordation.

19

SECTION 9.21

Waiver of Right to Partition.

19

ARTICLE X REPRESENTATIONS AND WARRANTIES

19

SECTION 10.1

Representations and Warranties

19

EXHIBITS AND SCHEDULES

Exhibit A

Legal Description of the Land

Exhibit B

Legal Descriptions of Parcel 1, Parcel 2 and the Retained Land

Exhibit C

Description of the New Common Facilities Easement Area

Exhibit D

Description of the Access Easement Area

Exhibit E

Environmental Responsibility Exclusions

Schedule 1.1

Definitions; Interpretation

Schedule 4.2

Site Preparation Costs

Schedule 8.2

Form of Non-Disturbance Agreement

Schedule 10.2

Existing Encumbrances

EASEMENT AND INDEMNIFICATION AGREEMENT

THIS EASEMENT AND INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of the day of December 17, 2004, by and among WISCONSIN ELECTRIC POWER COMPANY, a Wisconsin corporation (“WEPCO”), as Grantor, MGE POWER ELM ROAD, LLC, a Wisconsin limited liability company (“MGE Power”), as Grantee, and WISCONSIN PUBLIC POWER INC., a Wisconsin municipal electric company (“WPPI”), as Grantee.  Each of WEPCO, MGE Power and WPPI is sometimes herein referred to as a “Party,” and WEPCO, MGE Power and WPPI are sometimes herein referred to collectively as the “Parties.”

WITNESSETH:

WHEREAS, WEPCO owns certain land in fee in Milwaukee County and Racine County, Wisconsin, as more particularly described in Exhibit A (the “Land”); which Land consists of Parcel 1, Parcel 2 and the Retained Land (as more particularly described in Exhibit B).

WHEREAS, WEPCO and Elm Road Generating Station Supercritical, LLC (“ERGS SC”), have entered into that certain Elm Road II Ground Lease and Easement Agreement dated as of November 9, 2004 (the “Ground Lease”), pursuant to which WEPCO has leased and granted to ERGS SC, and ERGS SC has leased and received from WEPCO:  (i) Parcel 2; (ii) a non-exclusive easement upon, over, under, through and across those portions of the Retained Land and Parcel 1 reasonably required for certain uses identified in the Ground Lease with respect to Unit 2 (as defined below) on Parcel 2, including portions of the Retained Land and Parcel 1 necessary for laydown space and parking; (iii) the right to use any Site Improvements constructed on Parcel 2; (iv) a non-exclusive easement upon, over, under, through and across those portions of the Land necessary for ingress to and egress from Parcel 2; (v) a non-exclusive easement upon, over, under, through and across those portions of the Land necessary for access to and for certain uses identified in the Ground Lease with respect to the New Common Facilities located on the Elm Road Site; and (vi) any and all other appurtenances, rights, privileges and easements benefiting, belonging or pertaining to Parcel 2 (such leasehold interest, non-exclusive easements and other rights listed in (i) through (vi) above are hereinafter collectively referred to as the “Ground Interest”);

WHEREAS, ERGS SC and WEPCO have entered into that certain Elm Road II Ground Sublease Agreement dated as of November 9, 2004 (the “Ground Sublease”), pursuant to which ERGS SC has subleased to WEPCO, and WEPCO has subleased from ERGS SC, the Ground Interest;

WHEREAS, subject to that certain Elm Road II Ownership Agreement dated as of December 17, 2004 among ERGS SC, MGE Power, WPPI and Elm Road Services LLC (the “Unit 2 Ownership Agreement”), ERGS SC, MGE Power and WPPI may each own, as tenants-in-common, undivided interests in (i) an approximately 615 MW net nominal baseload supercritical pulverized coal electric generating facility, including all facilities, components, equipment and materials contained therein and all improvements thereto (“Unit 2”), to be constructed on Parcel 2 and (ii) certain facilities, components, equipment and materials utilized in common in the operation and maintenance of Unit 1 and Unit 2 and, where applicable, one or more of WEPCO’s existing electric generating units located on the Land (the “New Common Facilities”); and

WHEREAS, after the completion of the construction of Unit 2 and the New Common Facilities it is expected that (i) MGE Power will lease to Madison Gas and Electric Company (“MGE”) MGE Power’s ownership interest in Unit 2 and the New Common Facilities pursuant to a long-term facility lease in a form approved by the Public Service Commission of Wisconsin (the “MGE Facility Lease”); (ii) MGE Power will assign its rights hereunder to MGE pursuant to the Assignment of Easement and Indemnification Agreement (the “Assignment of Easement”); (iii) ERGS SC will lease to WEPCO ERGS SC’s ownership interest in Unit 2 and the New Common Facilities pursuant to that certain Elm Road II Facility Lease Agreement dated as of November 9, 2004 (the “ERGS SC Facility Lease”); and (iv) ERGS SC will sublease its Ground Interest to WEPCO pursuant the Ground Sublease; and

WHEREAS, WEPCO desires to grant to MGE Power and WPPI (i) a non-exclusive easement in Parcel 2 for the ownership and siting of Unit 2, (ii) a non-exclusive easement over certain portions of the Land necessary for the ownership and siting of the New Common Facilities, and (iii) a non-exclusive easement for pedestrian and vehicular access to Unit 2 and the New Common Facilities.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual terms, covenants, conditions and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS; RULES OF INTERPRETATION

Capitalized terms used but not defined herein shall have the meanings set forth in Schedule 1.1, and the rules of interpretation set forth in Schedule 1.1 shall apply to this Agreement.

ARTICLE II

GRANT OF EASEMENTS AND ADDITIONAL RIGHTS

SECTION 2.1

Easements.

Subject to the terms and conditions set forth in this Agreement, WEPCO hereby grants to the Grantees, and to each of them, as the owners of undivided interests in Unit 2 and the New Common Facilities, and the Grantees, and each of them, hereby receive from WEPCO, the following easements (collectively, the “Easements”):

(a)

a non-exclusive easement upon, over, under, through and across Parcel 2 (the “Unit 2 Parcel Easement”) as is required and necessary for the ownership and siting of Unit 2;

(b)

a non-exclusive easement upon, over, under, through and across those portions of the Retained Land as are required and necessary for the ownership and siting of the New Common Facilities (the “New Common Facilities Easement”); the land subject to the New Common Facilities Easement is more specifically described on Exhibit C (the “New Common Facilities Easement Area”); and

(c)

a non-exclusive easement upon, over, under, through and across those portions of the Retained Land necessary for ingress to Parcel 2 and the New Common Facilities Easement Area from a publicly dedicated right-of-way, and egress from Parcel 2 and the New Common Facilities Easement Area to a publicly dedicated right-of-way, and between Parcel 2 and the New Common Facilities Easement Area (the “Access Easement”); the land subject to the Access Easement is more specifically described on Exhibit D (the “Access Easement Area”).

SECTION 2.2

WEPCO’s Reserved Rights.

(a)

WEPCO and each of the Grantees acknowledges and agrees that notwithstanding anything to the contrary contained in this Agreement, WEPCO shall remain at all times the owner of the fee title to the Land (including all rights appurtenant thereto, such as riparian and littoral rights), the Site Improvements, the Existing Units and the Existing Common Facilities.

(b)

Other than the rights granted to the Grantees pursuant to this Agreement, WEPCO reserves for itself and its agents, licensees, invitees, employees, lessees, sublessees, successors and assigns all other rights related to the Land (including, without limitation, the Elm Road Site), the Site Improvements, the Existing Units, the Existing Common Facilities and such improvements as may be constructed by WEPCO on the Retained Land.  Without limitation, but subject to Section 2.2(c), WEPCO’s reserved rights shall include (i) a right of reasonable access, in accordance with Prudent Utility Practice, to the Elm Road Site; (ii) the right, from time to time, to create, grant or convey one or more non-exclusive rights of way and/or easements over or in respect of any portions of the Elm Road Site and the right to mortgage or grant security interests in the Land in connection with WEPCO financing (collectively, the “Encumbrances”); and (iii) the right from time to time to remove, relocate, substitute, use, construct or connect to, at its sole cost and expense, any building improvements, utility or other structure (other than Unit 2, the New Common Facilities and/or the Site Improvements) hereinafter existing on the Elm Road Site, in WEPCO’s reasonable discretion.

(c)

The exercise of such reserved rights by WEPCO shall not, individually or in the aggregate, (i) have a material adverse effect on the use, operation or maintenance of Unit 2 and/or the New Common Facilities as contemplated herein or by the Ground Leases, the Ownership Agreements and the O&M Agreements, or (ii) preclude the use, operation and maintenance of Unit 2 and/or the New Common Facilities in substantially the same manner and to substantially the same extent as was permitted prior to any such exercise, or (iii) other than in a de minimis respect, diminish the fair market value, utility, remaining useful life or residual value of Unit 2 and/or the New Common Facilities as measured immediately prior to such exercise, or (iv) cause Unit 2 and/or the New Common Facilities to become “limited use” property within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156.

SECTION 2.3

Ownership of Unit 2 and the New Common Facilities.

(a)

WEPCO and each of the Grantees agrees that Unit 2 and the New Common Facilities have been severed from the Elm Road Site by agreement and it is the intention of WEPCO and the Grantees that, during the Term, Unit 2 and the New Common Facilities (i) shall remain severed from the Elm Road Site; (ii) even though attached to or affixed to or installed upon the Elm Road Site, shall not be considered to be fixtures or a part of the Elm Road Site; and (iii) shall not be or become subject to any Lien heretofore or hereafter placed by WEPCO (other than Permitted Encumbrances and the ERGS SC Facility Lease).

(b)

WEPCO and each of the Grantees acknowledges and agrees that notwithstanding any provision to the contrary contained in this Agreement, but subject to the rights of WEPCO under the Ground Leases, the Ownership Agreements, the O&M Agreements and the ERGS SC Facility Lease, at all times during the Term:  (i) title to Unit 2 and New Common Facilities shall be vested in the Unit 2 Owners and the New Common Facilities Owners, respectively, and (ii) the Unit 2 Owners and the New Common Facilities Owners shall be the equitable and beneficial owners of the components, replacement components and all such other equipment and property (other than the Site Improvements) relating solely to Unit 2 and the New Common Facilities, respectively, at any time acquired or constructed and located on the Elm Road Site.

(c)

Notwithstanding any provision to the contrary contained in this Agreement, (i) the operation and maintenance of Unit 2 shall be governed by the terms and conditions of the Unit 2 O&M Agreement as long as it is in effect, and (ii) the operation and maintenance of the New Common Facilities shall be governed by the terms and conditions of the New Common Facilities O&M Agreement as long as it is in effect.

SECTION 2.4

Provisions Applicable to the Access Easement.

(a)

WEPCO covenants that during the Term a road suitable for use by pedestrians and trucks, automobiles and other vehicles shall be located on the Access Easement Area and shall, in accordance with Prudent Utility Practice, permit the Grantees (and their employees, agents, subcontractors, and representatives) to reasonably access Parcel 2 and the New Common Facilities Easement Area.

(b)

WEPCO shall maintain the Access Easement Area and the roads located therein in accordance with Prudent Utility Practice.  The costs of such maintenance shall be borne by the Parties in accordance with the O&M Agreements; following the expiration or termination of the O&M Agreements the Parties shall negotiate in good faith a new agreement regarding sharing such maintenance costs.  In connection with such maintenance obligation, WEPCO shall have the right from time to time to close temporarily all or any portion of the Access Easement Area for the purpose of making repairs, changes or alterations thereto or performing necessary maintenance in connection with any emergency (including closings resulting from adverse weather conditions); provided, that WEPCO shall promptly perform such repairs, changes, alterations or maintenance, and where access to and from Parcel 2 and/or the New Common Facilities Easement Area is affected, shall provide alternative access.  Such closings, individually or in the aggregate, if performed by WEPCO, shall not (i) materially decrease the Grantees’ rights and benefits hereunder, (ii) have a material adverse effect on the use, operation or maintenance of Unit 2 and/or the New Common Facilities as contemplated herein or by the Ground Leases, the Ownership Agreements and/or the O&M Agreements, (iii) other than in a de minimis respect, diminish the fair market value, utility, remaining useful life or residual value of Unit 2 and/or the New Common Facilities as measured immediately prior to such actions, or (iv) cause Unit 2 and/or the New Common Facilities to become “limited use” property within the meaning of Rev.  Proc.  2001-28, 2001-19 I.R.B.  1156.

(c)

WEPCO may modify or relocate the Access Easement Area from time to time, either on a temporary basis (not to exceed two (2) Business Days) or, upon written notice to the Grantees, on a permanent basis, so long as the Access Easement continues to provide reasonable access to Unit 2 and the New Common Facilities over roads satisfying the requirements of Section 2.4(a), and so long as such relocation does not unreasonably interfere with the Grantees’ ownership and siting of Unit 2 and/or the New Common Facilities.  In the event of a permanent modification or relocation of the Access Easement Area, the Parties agree to execute an amendment to this Agreement in recordable form to evidence such modification or relocation.

(d)

Each of the Grantees acknowledges and agrees that its use of the Easements and the Access Easement Area and New Common Facilities Easement Area shall be limited to the use provided for pursuant to the terms and conditions of the Ownership Agreements and the O&M Agreements and in accordance with Prudent Utility Practice.

(e)

Subject to this Agreement, the Grantees shall have no right to improve or alter the Access Easement Area, and such area may also be used by WEPCO and other parties to whom WEPCO grants rights of use.

SECTION 2.5

Request for Documentation.

WEPCO and each of the Grantees acknowledges and agrees that upon reasonable request of a Party, at the cost and expense of the requesting Party, it shall promptly and duly execute and deliver such reasonable documents and further take reasonable action to acknowledge and confirm to the other Parties or third parties specified by the other Parties that (i) fee title to the Land, the Site Improvements, the Existing Units and the Existing Common Facilities remains vested in WEPCO and the Grantees have no rights to all or any portion of the Land except as set forth in this Agreement, and/or (ii) title to Unit 2 and the New Common Facilities is vested in the Unit 2 Owners and the New Common Facilities Owners, respectively, and, except as set forth in this Agreement and/or in the ERGS SC Facility Lease, the Ground Leases, the Ownership Agreements and/or the O&M Agreements, WEPCO has no rights to all or any portion of Unit 2 or the New Common Facilities.

SECTION 2.6

Improvements Not On the Elm Road Site.

WEPCO hereby agrees that, if at any time on or prior to the end of the Term, any improvement is required or necessary because of applicable Law and/or Prudent Utility Practice for the use, operation and maintenance of Unit 2 and/or the New Common Facilities as contemplated herein or by the Ground Leases, the Ownership Agreements and/or the O&M Agreements and is made in accordance with Prudent Utility Practice, applicable Law and the Ground Lease, and such improvement is or will be located on land outside the boundaries of the

Elm Road Site, but within the boundaries of the Land, WEPCO shall, subject to its review and approval, which shall not be unreasonably withheld, conditioned or delayed, prior to commencement of such improvement, enter into an amendment to this Agreement or other document (in recordable form reasonably acceptable to the Parties) with the Grantees amending the definitions of Parcel 2, the New Common Facilities Easement Area, the Access Easement Area, and/or the Elm Road Site appropriately to include such additional land that would be necessary and appropriate in connection with the use, operation and maintenance of such improvement to Unit 2 and/or the New Common Facilities to its full use and benefit, all at no cost or expense to WEPCO.  WEPCO and the Grantees agree to cooperate with each other in connection with, and to use commercially reasonable efforts to minimize any costs and expenses (including State of Wisconsin and Milwaukee County and Racine County recordation taxes) to be incurred as a result of, the granting of any such real estate interests.

SECTION 2.7

Additional Rights.

WEPCO agrees that if WEPCO grants additional rights to ERGS SC necessary for ERGS SC to have or obtain the enjoyment and benefit of its ownership or use of Unit 2, WEPCO will grant similar rights to WPPI and/or MGE on the same basis, to the extent such rights are necessary for WPPI and/or MGE to have or obtain the enjoyment and benefit of their ownership or use of Unit 2.

ARTICLE III

COMPLIANCE WITH LAW

SECTION 3.1

Compliance with Law.

Each Grantee’s use of the Easements during the Term shall be in accordance with all applicable Laws and Prudent Utility Practice; provided, however, that the Grantees shall not be obligated to comply with any Laws (a) whose application or validity is being contested diligently and in good faith by appropriate proceedings for the time period of such contest, or (b) compliance with which shall have been excused or exempted by a non-conforming use permit, waiver, extension or forbearance exempting it from such Laws, so long as, in the case of each of clauses (a) or (b) above, such failure of compliance does not result in any material danger of (i) any sale, forfeiture or loss of any part of the Land, or (ii) the subjection of the Land to any Lien, other than Permitted Encumbrances, or (iii) any unindemnified liability or any criminal liability on the part of WEPCO.

ARTICLE IV

CONSIDERATION

SECTION 4.1

Compensation in Consideration of Use.

In consideration of the rights granted to the Grantees under this Agreement, each Grantee agrees to pay WEPCO an annual fee (the “Annual Fee”) of Fifteen Thousand and 00/100

Dollars ($15,000.00), except as otherwise provided in this Section 4.1.  If applicable, the Annual Fee shall be prorated for the first and/or last years of the Term of this Agreement.  The Annual Fee shall be payable on the commencement of the Term for each Grantee and on or before each anniversary date of such date thereafter.  In the event of expiration or early termination of the ERGS SC Facility Lease during the Term, and only if WEPCO does not acquire ERGS SC’s ownership share in Unit 2 and the New Common Facilities, then and in such event the Annual Fee for the remainder of the Term shall be equal to each Grantee’s pro-rata share (based on percentage ownership of Unit 2 and the New Common Facilities) of the fair market value of Parcel 2 and the New Common Facilities Easement Area, together with the Access Easement, as determined using the methodology established under the Ground Lease.

SECTION 4.2

Compensation for Site Preparation Costs

In order to compensate WEPCO for costs associated with preparing the Land for the construction of Unit 2 and the New Common Facilities, each Grantee agrees to pay WEPCO such Grantee’s pro-rata share of the Site Preparation Costs (as identified in Schedule 4.2) assigned to Unit 2 based on its ownership interest in Unit 2, contingent upon the commencement of the Term with respect to such Grantee.  Estimates of these costs and the assignment of costs to Unit 2 are indicated in Schedule 4.2 to this Agreement.  Charges shall be based on the actual costs incurred to complete each activity and shall be invoiced to each Grantee upon completion of the activity.  Payment for the charges shall be due 15 business days after the delivery of the invoice, together with supporting documentation.

ARTICLE V

TERM

SECTION 5.1

Term of Easements.

(a)

This Agreement shall be effective as to all Parties as of the date of its execution as set forth in the opening paragraph.  The Term of this Agreement and the Easements provided hereunder shall commence, for each of MGE Power and WPPI, upon the closing of the acquisition of an ownership interest in Unit 2 by MGE Power and WPPI, respectively, pursuant to Article IV of the Unit 2 Ownership Agreement.  The Term of this Agreement and the Easements provided hereunder shall commence, for WEPCO, upon the first of such closings.  Subject to Section 5.2 below, the Term of this Agreement and the Easements provided hereunder shall continue for each Grantee for so long as such Grantee, or its successors and/or assigns as permitted under the Ownership Agreements, shall be an owner of an undivided interest in Unit 2 and/or the New Common Facilities, or until WEPCO and a Grantee agree in writing to terminate this Agreement as between them, whichever occurs first.  Upon the termination of a Grantee’s (or a Grantee’s successor’s and/or permitted assign’s) ownership interest in Unit 2 and/or the New Common Facilities, such Grantee's respective rights (but not accrued liabilities) under this Agreement shall automatically terminate.

SECTION 5.2

Termination.

This Agreement shall terminate for each Grantee, in addition to the expiration of the term of this Agreement in accordance with Section 5.1 above, upon the occurrence of any of the following:  (i) retirement of Unit 2 under Article 9.2(b) of the Unit 2 Ownership Agreement and/or Article X of the Unit 2 Ownership Agreement; (ii) the issuance of a final, non-appealable order by a Governmental Authority that invalidates this Agreement or permanently deprives such Grantee of the use and enjoyment of its undivided ownership interest in Unit 2; (iii) a default by such Grantee as set forth in Section 9.19 below; or (iv) as otherwise provided in Section 9.17 below.  In the event of such termination, the applicable Parties agree to execute a written notice of termination and record it with the Registers of Deeds for Milwaukee County and Racine County.

SECTION 5.3

Provisions Related to the Ground Lease.

Each of the Grantees acknowledges that it has received an executed copy of each of the Ground Leases.  Notwithstanding any provision to the contrary in this Agreement, WEPCO and each of the Grantees further acknowledges and agrees that:

(a)

this Agreement is subject to the terms and conditions of the Ground Leases;

(b)

nothing in this Agreement shall be construed to abrogate or diminish in any way the rights of ERGS SC or its successors and assigns under the Ground Leases;

(c)

as long as the Ground Lease remains in effect or as long as ERGS SC or any of its successors or assigns has fee simple title, a leasehold interest in or is in possession of the Land, or any portion thereof (which shall include any interest of a Leasehold Mortgagee (as defined in the Ground Lease) under a new lease, as contemplated by Section 18.5 of the Ground Lease), neither Grantee shall exercise or enforce the Easements or any other right granted from WEPCO to the Grantees hereunder, in any manner which would diminish, interfere with, or be in conflict, other than in a de minimis respect, with the right and ability of ERGS SC to enjoy its rights and perform its obligations under the Ground Leases;

(d)

this Agreement shall be subject to the rights of any ERGS SC’s Lender providing financing which is secured by an assignment (whether collaterally or absolutely) of ERGS SC’s rights under the Ground Lease, or evidenced by any other security interest in the Ground Lease, regardless of the date on which such security interest is granted or perfected and as the same may be modified or amended from time to time; provided, however, that the Parties hereto acknowledge and confirm that the ERGS SC Lenders have no authority or legal right to terminate Grantees’ rights hereunder in connection with any foreclosure, action in lieu of foreclosure or similar creditor’s action related to a default by ERGS SC or any permitted assignee under its Financing Documents, in the exercise of its remedies thereunder;

(e)

ERGS SC and ERGS SC’s Lenders, and their respective successors and assigns, shall be third party beneficiaries of the terms and conditions of this Section 5.3.  The designation of ERGS SC and ERGS SC’s Lenders as third party beneficiaries shall not be construed as the consent, approval or agreement of ERGS SC or ERGS SC’s Lenders to any of the terms and conditions of this Agreement; and

(f)

WEPCO and the Grantees shall not modify or amend this Agreement in a manner which would diminish or adversely affect the rights of ERGS SC or ERGS SC’s Lenders as third party beneficiaries hereto without the prior consent of such adversely affected party.

ARTICLE VI

ENVIRONMENTAL

SECTION 6.1

Environmental Matters.

(a)

As between WEPCO and the Grantees, the Grantees shall have no responsibility for any costs, claims and liabilities of either environmental compliance or remediation of any Hazardous Materials that is required by any Governmental Authority or Environmental Law, that: (i) arises from events or uses occurring at, in, adjacent to or under the Elm Road Site prior to (or as a condition of) the commencement of construction of Unit 2 and/or the New Common Facilities on the Elm Road Site; (ii) arises from operation of generation or related facilities located at or adjacent to the Elm Road Site as to which the Grantees have no ownership interest or which are not common facilities as to which the Grantees have cost responsibility; or (iii) is otherwise specifically designated in Exhibit E of this Agreement.

(b)

Each Grantee shall have no liability under this Agreement to any third parties resulting from any Hazardous Materials at, in, adjacent to or under the Elm Road Site that:  (i) exist on the Elm Road Site prior to the commencement of construction of Unit 2 and/or the New Common Facilities; or (ii) arise from operation of generation or related facilities located at or adjacent to the Elm Road Site as to which the Grantees have no ownership interest or which are common facilities as to which the Grantees have no cost responsibility or partial ownership.

(c)

WEPCO shall indemnify and defend each Grantee from and against any and all costs, claims, and liabilities to the extent that such Grantee has no responsibility and no liability for such costs, claims and liabilities pursuant to Section 6.1(a) and Section 6.1(b) of this Agreement.

(d)

Each Grantee shall indemnify and defend WEPCO and the other Grantee from, and hold them harmless against, any and all Environmental Claims imposed on, asserted against or incurred by WEPCO and/or the other Grantee to the extent they arise from the indemnifying Grantee’s (i) acts or omissions on or about the Elm Road Site, (ii) exercise of any rights granted in the Ownership Agreements, O&M Agreements or MGE Facility Lease, or (iii) violation of or liability otherwise arising under any applicable Law, including Environmental Laws.

(e)

WEPCO shall not assert any claims under the O&M Agreements for contribution, cost recovery or otherwise, against the Grantees or their Affiliates for environmental contaminants for which the Grantees have no responsibility and no liability pursuant to this Agreement.

(f)

Notwithstanding the foregoing, WEPCO shall have the right to contest any environmental compliance or remediation sought or required by a Governmental Authority or any third-party claims or liabilities.

(g)

If an Environmental Claim is made which WEPCO and one or both of the Grantees each partially caused, contributed to or is otherwise liable for, then the liability for the same shall be borne by WEPCO and the applicable Grantee(s) in proportion to their respective fault.

(h)

The provisions of this Section 6.1 shall survive the expiration, early termination or surrender of this Agreement.

SECTION 6.2

Indemnification Procedures.

(a)

Cooperation Regarding Environmental Claims.  For purposes of this Section 6.2, a Party that has an obligation of indemnification under Article VI of this Agreement is referred to as an “Environmental Indemnitor” and a Party that is being indemnified under Article VI of this Agreement (including its officers, directors, employees, representatives and agents) is referred to as an “Environmental Indemnitee.”  If any Environmental Indemnitee receives notice or has knowledge of any Environmental Claim that may result in a claim for indemnification under Section 6.1 by such Environmental Indemnitee against an Environmental Indemnitor pursuant to this Article VI, such Environmental Indemnitee shall as promptly as possible give the Environmental Indemnitor notice of such Environmental Claim, including a reasonably detailed description of the facts and circumstances relating to such Environmental Claim, a complete copy of all notices, pleadings and other papers related thereto, and in reasonable detail the basis for its environmental claim for indemnification with respect thereto.  Failure to promptly give such notice or to provide such information and documents shall not relieve the Environmental Indemnitor from the obligation hereunder to respond to or defend the Environmental Indemnitee against such Environmental Claim unless such failure shall materially diminish the ability of the Environmental Indemnitor to respond to or to defend the Environmental Indemnitee against such Environmental Claim.  The Environmental Indemnitor, upon its acknowledgment in writing of its obligation to indemnify the Environmental Indemnitee in accordance with this Article VI shall be entitled to assume the defense or to represent the interest of the Environmental Indemnitee, as the case may be, with respect to such Environmental Claim, which shall include the right to select and direct legal counsel and other consultants, appear in proceedings on behalf of such and to propose, accept or reject offers of settlement, all at its sole cost.  If and to the extent that any Environmental Claim is other than for money damages, then (i) the terms of the foregoing sentence shall not apply, (ii) WEPCO shall be entitled to assume the defense with respect to the Environmental Claim, which shall include the right to select and direct legal counsel and other consultants, which shall be paid for by the Environmental Indemnitor, and (iii) any settlement will be subject to the reasonable approval of any other Party affected by its terms.  Nothing herein shall prevent an Environmental Indemnitee from retaining its own legal counsel and other consultants and participating in its own defense at its own cost and expense.  The Parties shall cooperate with each other in any notification to insurers.

(b)

Limitation on Liability.  Notwithstanding any provision in this Agreement to the contrary, no Party shall be liable under this Agreement for any consequential or indirect loss or damage, including loss of profit, cost of capital, loss of goodwill, replacement power, loss of revenue from the sale of capacity or energy or any other special, punitive or incidental damages.

ARTICLE VII

INDEMNIFICATION; INDEMNIFICATION PROCEDURE

SECTION 7.1

General Indemnity.

(a)

Each Party (an “Indemnitor”) shall indemnify the other Parties, their respective officers, directors, employees, representatives and agents (each an “Indemnitee”) from, and hold each of them harmless against, any and all Claims that may at any time be imposed on, asserted against, or incurred by, any Indemnitee as a result of, or arising out of, or in any way related to (a) the execution, delivery or performance by the Indemnitor of this Agreement, (b) any breach or default by the Indemnitor of any of its covenants or representations and warranties under this Agreement, (c) any violation by the Indemnitor of any applicable Law or Government Approval, and (d) any liability to any Person arising out of the management, use, control, ownership or operation, as the case may be, by the Indemnitor of Unit 2 and/or the New Common Facilities, or the Elm Road Site; provided, however, that in no event shall an Indemnitee be indemnified for any Claims caused by reason of the Gross Negligence or willful misconduct of such Indemnitee.

(b)

The provisions of this Section 7.1 shall survive the expiration, early termination or surrender of this Agreement.

(c)

The provisions of this Article VII shall not apply to Environmental Claims made pursuant to Article VI.

SECTION 7.2

Indemnification Procedures.

(a)

Cooperation Regarding Claims.  If any Indemnitee receives notice or has knowledge of any Claim that may result in a claim for indemnification by such Indemnitee against an Indemnitor pursuant to this Article VII, such Indemnitee shall as promptly as possible give the Indemnitor notice of such Claim, including a reasonably detailed description of the facts and circumstances relating to such Claim, a complete copy of all notices, pleadings and other papers related thereto, and in reasonable detail the basis for its claim for indemnification with respect thereto.  Failure to promptly give such notice or to provide such information and documents shall not relieve the Indemnitor from the obligation hereunder to respond to or defend the Indemnitee against such Claim unless such failure shall materially diminish the ability of the Indemnitor to respond to or to defend the Indemnitee against such Claim.  The Indemnitor, upon its acknowledgment in writing of its obligation to indemnify the Indemnitee in accordance with this Article VII shall be entitled to assume the defense or to represent the interest of the Indemnitee, as the case may be, with respect to such Claim, which shall include the right to select and direct legal counsel and other consultants, appear in proceedings on behalf of such and to propose, accept or reject offers of settlement, all at its sole cost.  If and to the extent that any Claim is other than for money damages, then (i) the terms of the foregoing sentence shall not apply, (ii) WEPCO shall be entitled to assume the defense with respect to the Claim, which shall include the right to select and direct legal counsel and other consultants, which shall be paid for by the Indemnitor, and (iii) any settlement will be subject to the reasonable approval of any other Party affected by its terms.  Nothing herein shall prevent an Indemnitee from retaining its own legal counsel and other consultants and participating in its own defense at its own cost and expense.  The Parties shall cooperate with each other in any notification to insurers.

(b)

Limitation on Liability.  Notwithstanding any provision in this Agreement to the contrary, no Party shall be liable under this Agreement for any consequential or indirect loss or damage, including loss of profit, cost of capital, loss of goodwill, replacement power, loss of revenue from the sale of capacity or energy or any other special, punitive or incidental damages.

ARTICLE VIII

ASSIGNABILITY; WEPCO AND GRANTEES RIGHT TO GRANT SECURITY INTEREST IN THIS AGREEMENT; LENDER PROTECTIVE PROVISIONS

SECTION 8.1

Assignability.

The rights of a Grantee under this Agreement may not be transferred, assigned or subdivided except in connection with a permitted transfer of such Grantee’s ownership interest in Unit 2 and the New Common Facilities under the Ownership Agreements in which case a transfer or assignment shall be permitted hereunder to a transferee permitted under the terms of the Ownership Agreements.  For the avoidance of doubt, WEPCO agrees that MGE Power may assign its rights and delegate its obligations hereunder to MGE pursuant to the Assignment of Easement.  In the event of any such permitted transfer, the transferring Grantee agrees to provide WEPCO with written notice of the transfer (including the name of the transferee and a written assumption of this Agreement by such transferee in form and substance satisfactory to WEPCO) within ten days after the effective date of transfer.

SECTION 8.2

Non-Disturbance.

WEPCO shall obtain from any WEPCO Lender holding a mortgage, deed to secure debt or other security instrument placed against the Elm Road Site, either prior to or at any time after the commencement of the Term hereof in accordance with Section 5.1, an agreement substantially in the form of Schedule 8.2, which provides that in the event of any foreclosure, sale under power of sale or transfer in lieu of any of the foregoing pursuant to any security instrument, Grantee’s use, operation, possession and enjoyment of the Easements and its rights hereunder shall not be disturbed or interrupted and this Agreement shall not terminate and shall continue in full force and effect.

SECTION 8.3

Modification to Easement Agreement Upon Request by a Lender.

If, in connection with WEPCO obtaining financing to be secured with a Lien upon all or any portion of the Land or its interest in this Agreement, WEPCO’s Lender shall request any modification(s) to this Agreement as a condition to such financing, WEPCO and Grantees covenant and agree to make such modifications to this Agreement as reasonably requested by WEPCO’s Lender, including the creation of such instrument (in recordable form to the extent required) effecting such modification(s), provided that such modification(s) do not materially increase the obligations or reduce the rights of the Parties hereunder or materially adversely (other than in a de minimis respect) affect the Easements and/or Grantees’ rights to own and site Unit 2 and the New Common Facilities.

SECTION 8.4

No Liens or Encumbrances.

(a)

Each Grantee hereby covenants that it shall not, as a result of any act or omission of such Grantee, directly or indirectly, create, incur, assume or suffer to exist any Liens on or with respect to the Land, Site Improvements, Existing Units or Existing Common Facilities or WEPCO’s title thereto or interest therein, as the case may be.  Each Grantee shall promptly notify WEPCO of the imposition of any such Lien of which such Grantee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien or contest any such Lien in good faith and with due diligence by appropriate legal proceedings and such Grantee shall provide WEPCO with such security as may be reasonably required by WEPCO in connection with any such contest.

(b)

WEPCO hereby covenants that it shall not, as a result of any act or omission of WEPCO, directly or indirectly, create, incur, assume or suffer to exist any Liens on or with respect to the Elm Road Site, other than the Permitted Encumbrances.  WEPCO shall promptly notify the Grantees of the imposition of any such Lien not permitted above of which WEPCO is aware and shall promptly, at its own expense, take such action as may be necessary to discharge or to release fully any such Lien or contest any such Lien in good faith and with due diligence by appropriate legal proceedings and WEPCO shall provide the Grantees with such security as may be reasonably required by the Grantees in connection with any such contest.

SECTION 8.5

Grantee’s Right to Grant Security Interests in This Agreement.

(a)

During the Term, each Grantee shall have the right to assign as collateral, encumber, pledge or hypothecate its interest in this Agreement (any such encumbrance, pledge, hypothecation or assignment, a “Collateral Lien”) in favor of or to any Lender providing financing to such Grantee in connection with Unit 2 and/or the New Common Facilities (a “Secured Lender”).  Grantee shall give advance written notice to WEPCO of the creation of any Collateral Lien.

(b)

Upon full payment to the Secured Lenders and in any event not later than the end of the Term, each Grantee shall obtain and record, at its cost and expense, a release or other document required in order to effectuate a release of any Collateral Liens it has created in favor of its Secured Lenders.  The obligations of the Grantees contained in this Section 8.5(b) shall survive the expiration, early termination or surrender of this Agreement.

SECTION 8.6

Notices.

Any notice of default given by WEPCO to a Grantee shall state the nature of the alleged default and shall specify the amounts of Annual Fee or other payments herein provided for, if any, that are claimed to be in default and each Grantee shall have the right to provide its Secured Lenders with all notices it receives pursuant to this Agreement.

SECTION 8.7

Cure Rights.

During the existence of a default by a Grantee hereunder, WEPCO shall accept any timely curative acts undertaken by or at the instigation of such Grantee’s Secured Lender(s) as if the same had been undertaken by the Grantee.

SECTION 8.8

Assignment In A Foreclosure Action.

A Grantee’s interest in this Agreement may be assigned pursuant to judicial or non-judicial foreclosure or, with WEPCO’s prior written approval, not to be unreasonably withheld, delayed, or conditioned, a conveyance in lieu of foreclosure (a “Foreclosure Transfer”) to any Person, provided such Person assumes in writing the obligations of such Grantee hereunder and under each of the Ownership Agreements and any applicable O&M Agreement and such assumptions are in accordance with the terms thereof.  Any such transferee under a Foreclosure Transfer, and any Person that acquires a Grantee’s interest under a new easement agreement pursuant to Section 8.9, may assign this Agreement or such new easement agreement in accordance with the terms of this Agreement and, provided that such assignee enters into a written assumption of liabilities in form and substance reasonably acceptable to WEPCO, shall thereupon be released from all liability as a Grantee under this Agreement from and after the date of such assignment.

SECTION 8.9

New Agreement.

If this Agreement, without the consent of the applicable Secured Lender, is terminated with respect to a Grantee for any reason prior to its stated Term, then WEPCO shall, upon written request from the Secured Lender made within thirty (30) days after such termination, and provided that the Secured Lender is the owner of an undivided interest in Unit 2 and/or  the New Common Facilities, enter into a new agreement regarding the Easements with such Secured Lender timely requesting such a new agreement.  The new agreement shall be on substantially the same terms and conditions as this Agreement and shall have the same priority as this Agreement; provided, that notwithstanding the foregoing, WEPCO shall not be responsible for removing or satisfying any Lien which is not attributable to WEPCO.  WEPCO’s obligation to enter into the new agreement shall be conditioned upon the following:  (a) the Secured Lender shall have cured all payment and non-payment defaults, and (b) the Secured Lender shall reimburse WEPCO for all reasonable costs and expenses incurred in entering into the new easement agreement.

SECTION 8.10

No Merger.

In the event that a Grantee acquires the fee estate in Parcel 2, the Easements created pursuant to this Agreement shall not merge out of existence but instead shall be, become and continue as an encumbrance of the entire interests of such Grantee in the real property.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1

No Easement by Prescription.

Each Grantee agrees that its past, present, or future use of the Elm Road Site shall not be deemed to permit the creation or further the existence of prescriptive easement or the procurement of title by adverse possession with respect to all or any portion of the Land.  Each Grantee agrees that all of its rights in the Land are governed exclusively by this Agreement.  Each Grantee further agrees that the rights granted hereunder do not create in the public any right to enter or use the Land, or any portion thereof, for any reason whatsoever.

SECTION 9.2

Binding Effect; Successors and Assigns.

The benefits and burdens of the Easements shall run with the land and shall be binding upon and benefit and burden WEPCO and all subsequent owners of the Elm Road Site.  This Agreement and the terms and provisions hereof shall be binding upon the Parties hereto and their respective successors and permitted assigns.

SECTION 9.3

Waiver or Consent.

No waiver of, acquiescence in, or consent to any breach of any term, condition, or covenant contained herein shall be construed as or constitute a waiver of, acquiescence in, or consent to any other, further, or succeeding breach of the same or of any other term, condition, or covenant contained herein.

SECTION 9.4

Notices.

Unless otherwise expressly specified or permitted by the terms of this Agreement, all communications and notices provided for herein shall be in writing or shall be produced by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or next Business Day or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed as provided below or to such other address as any party may designate by written notice to the other parties:

If to WEPCO:

Wisconsin Electric Power Company
231 W.  Michigan Street
Milwaukee, WI  53203

Attn:    General Counsel

Vice President – Fossil Operations

If to MGE Power:

MGE Power  Elm Road, LLC
P.O. Box 1231
Madison, WI 53701

Attn:

Chief Financial Officer

General Counsel

Vice President Power Operations

If to WPPI:

Wisconsin Public Power Inc.
1425 Corporate Center Drive
Sun Prairie, WI 5359-9109

Attn:

Senior Vice President – Legal and
              Regulatory Affairs

Senior Vice President – Power Supply

SECTION 9.5

Applicable Law.

THE RIGHTS AND OBLIGATIONS OF WEPCO AND GRANTEES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN.

SECTION 9.6

Jury Trials.

EACH OF WEPCO AND GRANTEES WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

SECTION 9.7

Severability.

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement shall be prohibited by or deemed invalid under any applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SECTION 9.8

Entire Agreement.

This Agreement states the rights and obligations of WEPCO and Grantees with respect to Easements and the other transactions contemplated by this Agreement, and supersedes all prior agreements, oral or written, with respect thereto.

SECTION 9.9

Amendments and Waivers.

No term, covenant, agreement or condition of this Agreement may be amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in recordable form executed by both WEPCO and Grantees.  The Parties agree to promptly record such instrument or instruments and the cost thereof shall be shared equally by the Parties.

SECTION 9.10

Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original.

SECTION 9.11

Headings and Table of Contents.

Section headings in this Agreement (including the Schedules, Annexes and Exhibits hereto) are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement.

SECTION 9.12

Exhibits.

The Exhibits attached hereto, along with all attachments referenced therein, are incorporated herein by reference and made a part hereof.

SECTION 9.13

No Joint Venture.

Any intention to create a joint venture or partnership relation between any of the Parties to this Agreement is hereby expressly disclaimed.

SECTION 9.14

Third-Party Beneficiaries.

Except as expressly provided herein (including with reference to WEPCO’s or Grantees’ Lenders), none of the provisions of this Agreement are intended for the benefit of any Person except WEPCO and Grantees, and their respective successors and permitted assigns.

SECTION 9.15

Further Assurances.

WEPCO and each Grantee shall promptly and duly execute and deliver such further documents and assurances for and take such further action reasonably requested by the other Party, all as may be reasonably necessary to carry out the purpose of this Agreement, including, but not limited to, structuring arrangements to permit a Party or its Affiliate to seek revenue recovery from the Public Service Commission of Wisconsin.

SECTION 9.16

Survival.

Except as expressly provided herein, and except for accrued monetary obligations, the warranties and covenants made by each Party shall not survive the expiration, early termination or surrender of this Agreement in accordance with its terms.

SECTION 9.17

Measuring Life.

If and to the extent that any of the rights and privileges granted under this Agreement, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Agreement, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, shall be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Agreement of the following Presidents of the United States:  Franklin D.  Roosevelt, Harry S.  Truman, Dwight D.  Eisenhower, John F.  Kennedy, Lyndon B.  Johnson, Richard M.  Nixon, Gerald R.  Ford, James E.  Carter, Ronald W.  Reagan, George H.W.  Bush, William J.  Clinton and George W.  Bush or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specified applicable period of time expressed in this Agreement, whichever of (a) and (b) is shorter.

SECTION 9.18

Certificates.

Any Party shall, without charge, at any time and from time to time hereafter, within thirty (30) days after written request of any other Party, certify by written instrument duly executed and acknowledged to any mortgagee, Lender or purchaser, or proposed mortgagee, proposed Lender or proposed purchaser, or any other Person specified in such request: (a) as to whether this Agreement has been supplemented or amended, and, if so, the substance and manner of such supplement or amendment; (b) as to the validity and force and effect of this Agreement, in accordance with its tenor as then constituted; (c) as to the existence of any default under this Agreement; (d) as to the existence of any offsets, counterclaims or defenses thereto on the part of such other Party; (e) as to the commencement and expiration dates of the Term of this Agreement; (f) as to the Annual Fee payable hereunder and the date through which such Annual Fee has been paid; and (g) as to any other matters as may reasonably be so requested.  Any such certificate may be relied upon by the Party requesting it and any other Person to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the Party executing same.

SECTION 9.19

Default and Remedies.

In the event that any Party defaults in the performance of any obligation set forth in this Agreement, which default continues for a period of thirty (30) days after receipt of written notice thereof by a non-defaulting Party (except that (i) such thirty (30) day period shall be reduced to ten (10) days in the event of a monetary default, and no notice shall be required at all after the second monetary default in any calendar year, and (ii) such thirty (30) day period shall be extended for up to an additional ninety (90) days in the event of a default that cannot be cured within thirty days through the exercise of diligent efforts, provided that such Party continues to use diligent efforts to cure the default), then each non-defaulting Party shall have the right to exercise all available rights, and pursue all available remedies, at law and in equity.

SECTION 9.20

Recordation.

Upon the commencement of the Term for WEPCO, this Agreement shall be filed and recorded with the Registers of Deeds for Milwaukee County and Racine County, and the costs of such recording and filing shall be the responsibility of Grantees.

SECTION 9.21

Waiver of Right to Partition.

To the maximum extent permitted by Law, each of the Parties, on its own behalf and on behalf of its successors and assigns, hereby waives any right, whether pursuant to statute or common law, to partition the Elm Road Site or any interest or portion thereof, including the Easements or any interest or portion thereof, and such waiver shall remain in effect until expiration, early termination or surrender of this Agreement.  Each of Parties agrees not to commence during the Term any action or proceeding of any kind seeking any form of partition of the Elm Road Site or any interest or portion thereof, including the Easements or any interest or portion thereof, with respect thereto.  Each of the Parties agrees to incorporate this waiver in all deeds, deeds of trust, mortgages, and instruments of conveyance relating to the Elm Road Site or any interest or portion thereof.

ARTICLE X

REPRESENTATIONS AND WARRANTIES

SECTION 10.1

Representations and Warranties

WEPCO and each Grantee represents and warrants to the other Parties, as of the date of execution of this Agreement as follows:

(a)

Due Organization.  It: (i) is duly formed, validly existing and in good standing under the Laws of the State of Wisconsin; (ii) has all requisite power and all material Government Approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is duly qualified to do business in all jurisdictions in which the nature of the business conducted by it or proposed to be conducted by it makes such qualification necessary.

(b)

Due Authorization.  It has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part.

(c)

Non-Contravention.  The execution, delivery and performance by it of this Agreement does not and shall not:

(i)

violate its organic documents;

(ii)

violate any Law or Government Approval applicable to it or its property or any right or interest in the Elm Road Site;

(iii)

result in a breach of or constitute a default under the terms of any material agreement to which it is a party; or

(iv)

result in, or require the creation or imposition of, any lien (other than a Permitted Encumbrance) on any of its properties.

(d)

Enforceability.  This Agreement: (i) has been duly authorized and duly and validly executed and delivered by it; and (ii) assuming the due authorization, execution and delivery thereof by the other Parties, constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and by general principles of equity.

(e)

Litigation.  Except as disclosed in writing to the other Parties, no court order or judgment or arbitral award or decision has been issued and is outstanding with respect to it or any of its properties, rights or assets (including the Elm Road Site, Site Improvements, Unit 2 and the New Common Facilities) which prohibits it from executing or delivering this Agreement or performing in any material respect its obligations under this Agreement.

(f)

Government Approvals.  Except as disclosed in writing to the other Parties, all Government Approvals that are required by applicable Law to be obtained prior to the date on which this representation and warranty is made in connection with the execution and delivery by it of this Agreement and the performance by it of its material obligations under this Agreement have been obtained and are in full force and effect and free from conditions or requirements (i) compliance with which could reasonably be expected to have a material adverse effect on its ability to perform its material obligations under this Agreement or the validity or enforceability of this Agreement or (ii) which it does not reasonably expect to be able to satisfy.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

WISCONSIN ELECTRIC POWER COMPANY, a Wisconsin corporation

By: /s/ Scott A. Patulski
Title: Vice President

MGE POWER ELM ROAD, LLC, a
Wisconsin limited liability company

By: /s/ Gary J. Wolter
Title: Manager

WISCONSIN PUBLIC POWER INC., a Wisconsin municipal electric company

By: /s/ J. Leroy Thilly
Title: President and CEO

STATE OF WISCONSIN

)

)SS.
COUNTY OF

)

Personally came before me this             day of                           , 200__ the above-named

, the

        of Wisconsin Electric Power Company, to me known to be the person who executed the foregoing instrument and acknowledged the same on behalf of said corporation.

___________________________________
Print Name:  _________________________

    County, State of Wisconsin
My Commission:  _____________________

STATE OF WISCONSIN

)

)SS.
COUNTY OF

)

Personally came before me this             day of                           , 200__ the above-named

, the

        of MGE Power Elm Road, LLC, to me known to be the person who executed the foregoing instrument and acknowledged the same on behalf of said limited liability company.

___________________________________
Print Name:  _________________________

    County, State of Wisconsin
My Commission:  _____________________

STATE OF WISCONSIN

)

)SS.
COUNTY OF

)

Personally came before me this             day of                           , 2004 the above-named

, the

        of Wisconsin Public Power Inc., to me known to be the person who executed the foregoing instrument and acknowledged the same on behalf of said corporation.

___________________________________
Print Name:  _________________________

    County, State of Wisconsin
My Commission:  _____________________

This document was drafted by, and after recording should be returned to: Kenneth C.H. Willig, Piper Rudnick, LLP, 1251 Avenue of the Americas, New York, NY 10020.

EXHIBIT A

Legal Description of the Land

Parcel Identification Numbers: _________________________

EXHIBIT A

Area "A"

Being part of the Northwest 1/4 and the Northeast Fractional 1/4 of Section 36, Town 5 North, Range 22 East and the Northwest Fractional 1/4 of Section 31, Town 5 North, Range 23 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of the aforesaid Northeast Fractional 1/4 of Section 36; thence N89°49'27'E along the North line of said Northeast Fractional 1/4 of Section 36, 2199.57 feet to a point on the East line of East Oakwood Road as delineated by the aforesaid City of Oak Creek, said point also being a meander corner on said North line and the point of beginning; thence S21°09'39"E along a meander line, 1210.79 feet to a meander corner on the East line of said Northeast Fractional 1/4 of Section 36; thence S25°43'15"E along a meander line, 1669.86 feet to a point on the East line of East Elm Road as delineated by the aforesaid City of Oak Creek, said point also being a meander corner on the South line of the aforesaid Northwest Fraction 1/4 of Section 31; thence S89°11'23"W along said South line, 702.85 feet to the Southeast corner of the aforesaid Northeast Fractional 1/4 of Section 36; thence S89°44'16"W along the South line of the said Northeast Fractional 1/4 Section 36, 2389.50 feet to a point on the Easterly line of the Chicago and North Western Transportation Company right-of-way; thence N21°17'33"W along said Easterly line, 2803.75 feet to an iron pipe found and a point on the South line of the aforesaid East Oakwood Road; thence N89°49'19"E along said South line, 194.06 feet to the Westerly line of Lot 1, Certified Survey Map (C.S.M.) No. 5261; thence S21°17'33"E along said Westerly line, 911.31 feet to an iron rod found; thence N89°46'47"E along the South line of said Lot 1, 366.42 feet to a iron rod found; thence N00°40'16"W along the East line of said Lot 1 and the West line of Lot 2, C.S.M. No. 88, 822.89 feet to a point on the South line of the aforesaid East Oakwood Road, said point also being the Northwest corner of Lot 2, Certified Survey Map No. 88; thence N89°49'27"E along said South line, 528.00 feet to an iron pipe found; thence N00°40'16"W along said South line, 27.00 feet; thence N89°49'27"E along said South line, 1539.27 feet to a point on the aforesaid East line of East Oakwood Road; thence N00°10'33"W along said East line, 33.00 feet to the point of beginning, expecting the Southerly 33 feet West of the meander corner dedicated for road purposes, together with that part of the  aforesaid Northeast Fractional 1/4 Section 36 and that part of the aforesaid Northwest Fractional 1/4 of Section 31 lying East of the aforesaid meander lines and West of the Westerly boundary of Lake Michigan.  Containing 193.8592 acres (8,444,507 Sq. Ft.) more or less of land gross to the Westerly boundary of Lake Michigan, 166.9345 acres (7,271,667 Sq. Ft.) more or less of land net to said meander lines.  Subject to riparian rights, covenants, conditions, restrictions and easements of record.

Area "B"

Being part of the Southeast 1/4 Section 36, Town 5, Range 22 East and the Southwest Fractional 1/4 of Section 31, Town 5 North, Range 23 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Beginning at the Northeast corner of the aforesaid Southeast 1/4 of Section 36; thence N89°11'23"E along the North line of the aforesaid Southwest Fractional 1/4 of Section 31, 702.85 feet to a meander corner on said North line; thence S20°44'41"E along a meander line, 2795.19 feet to a meaner corner on the South line of the aforesaid Southwest Fractional 1/4 of  Section 31; thence S89°12'43"W along said South line, 1655.56 feet to the Southeast corner of

EXHIBIT A

the aforesaid Southeast 1/4 of Section 36; thence S89°13'29"W along the South line of said Southeast 1/4, 1346.79 feet to the Easterly line of the Chicago and North Western Transportation Company right-of-way; thence N21°17'33"W along said Easterly line, 750.00 feet; thence continuing along said Easterly line, N51°17'33"W, 100 feet; thence continuing along said Easterly line, N21°17'33"W, 2009.95 feet to a point on the North line of the aforesaid Southeast 1/4 of Section 36; thence N89°44'16"E along said North line, 2389.50 feet to the point of beginning, excepting the Northerly 33 feet West of the meander corner dedicated for road purposes, together with that part of the aforesaid Southwest Fractional 1/4 of Section 31 lying East of the aforesaid meander line and West of the Westerly boundary of Lake Michigan. Containing 241.3945 acres (10,515,143 Sq. Ft.) more or less of land gross to the Westerly boundary of Lake Michigan, 182.5011 acres (7,949,748 Sq. Ft.) more or less of land net to said meander line.  Subject to riparian rights, covenants, conditions, restrictions and easements of record.

Area "C"

Being part of the Northeast 1/4 of Section 1, Town 4 North, Range 22 East and the North Fractional 1/2 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Beginning at the Northeast corner of the aforesaid Northeast 1/4 of Section 1; thence N89°12'43"E along the North line of the aforesaid North Fractional 1/2 of Section 6, 1655.55 feet to a meander corner on said North line; thence S20°46'04"E along a meander line, 1472.36 feet to a point on the North line of the South 80 acres of said North Fractional 1/2 of Section 6; thence S85°31'53"W along said North line, 2162.64 feet to a point on the East line of the aforesaid Northeast 1/4 of Section 1, said point being 1522.57 feet South of the Northeast corner of the aforesaid Northeast 1/4 of Section 1 as measured along said East line; thence S00°48'20"E along said East line, 1119.17 feet to the Southeast corner of said Northeast 1/4 of Section 1; thence N88°30'37"W along the South line of said Northeast 1/4 of Section 1, 419.49 feet to a point on the Easterly line of the Chicago and North Western Transportation Company right-of-way; thence N21°17'33"W along said Easterly line, 2684.25 feet; thence continuing along said Easterly line, N68°42'27"E, 50.00 feet; thence continuing along said Easterly line, N21°17'33"W, 100.00 feet to a point on the North line of said Northeast 1/4 of Section 1; thence N89°13'29"E along said North line, 1346.79 feet to the point of beginning, together with that part of the aforesaid North Fractional 1/2 of Section 6 lying East of the aforesaid meander line, North of the aforesaid North line of the South 80 acres and West of the Westerly boundary of Lake Michigan.  Containing 139.1991 acres (6,063,511 Sq. Ft.) more or less of land gross to the Westerly boundary of Lake Michigan, 118.7895 acres (5,174,472 Sq. Ft.) more or less of land net to said meander line. Subject to riparian rights, covenants, conditions, restrictions and easements of record.

Area "D"

Being part of the Southeast 1/4 of Section 1, Town 4 North, Range 22 East and the South Fractional 1/2 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Beginning at the Northeast corner of the aforesaid Southeast 1/4 of Section 1; thence N85°31'53"E along the North line of the aforesaid South Fractional 1/2 of Section 6, 2560.72 feet to a meander line intersecting said North line; thence S20°46'04"E along said meander line, 292.10 feet to a meander corner on the North and South 1/4 line of said South Fractional 1/2 of Section 6; thence S30°47'21"E along a meander line, 2627.79 feet to a meander corner on the

EXHIBIT A

South line of said South Fractional 1/2 of Section 6; thence S85°36'59"W along said South line, 1329.18 feet to the South of said South Fractional 1/2 of Section 6; thence N00°28'53"W along the aforesaid North and South 1/4 line, 1791.96 feet to the South line of the North 12.82 chains of Southwest 1/4 of said Section 6; thence S85°31'53"W along said South line of the North 12.82 chains, 2647.20 feet to the Easterly line of Tax Key No. 06-013-000, said Easterly line also being the Westerly line of Certified Survey map No. 1189; thence S21°16'53"E along said Easterly line, 1832.97 feet to an iron pipe found and the North line of Seven Mile Road; thence S85°31'53"W along said North line, 104.47 feet to the Easterly line of the Chicago and North Western Transportation Company right-of-way; thence N21°16'53"W along said Easterly line, 2762.36 feet to a point on the North line of the aforesaid Southeast 1/4 of Section 1; thence S88°30'37"E along said North line, 419.49 feet to the point of beginning, together with that part of the aforesaid South Fractional 1/2 of Section 6 lying East of the aforesaid meander lines and West of the Westerly boundary of Lake Michigan. Containing 128.6296 acres (5,603,106 Sq. Ft.) more or less of land gross to the Westerly boundary of Lake Michigan, 96.4971 acres (4,203,413 Sq. Ft.) more or less of land net to said meander line. Subject to riparian rights, covenants, conditions, restrictions and easements of record.

Area "E"

Being part of the Northwest 1/4 of the Northwest 1/4 of Section 7, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of the aforesaid Northwest 1/4 of Section 7; thence N85°31'54"E along the North line of said Northwest 1/4 of Section 7, 469.66 feet to a point on the Westerly line of the Chicago and North Western Transportation Company right-of-way; thence S21°21'16"E along said Westerly line, 34.49 feet to a point on the South line of Seven Mile Road, said point also being the point of beginning; thence continuing S21°21'16"E along said Westerly line, 767.80 feet; thence S85°31'54"W, 717.72 feet; thence N00°53'05"W, parallel to and 33.00 feet East of (as measured at right angles to) the West line of the aforesaid Northwest 1/4 of Section 7, 736.14 feet to a point on the aforesaid South line of Seven Mile Road, thence N85°31'54"E along said South line, 448.68 feet to the point of beginning.   Containing 9.8364 acres (428,473 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "F"

Being part of the Northeast 1/4 of Section 12, Town 4 North, Range 22 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Commencing at the Northeast corner of the aforesaid Northeast 1/4 of Section 12; thence S00°53'05"E along the East line of said Northeast 1/4 of Section 12, 144.60 feet; thence N88°40'57"W parallel to the North line of said Northeast 1/4 of Section 12, 33.02 feet to the point of beginning; thence S00°53'05"E parallel to and 33.00 feet West of (as measured at right angles to) the aforesaid East line of the Northeast 1/4 of Section 12, 624.60 feet; thence N88°40'57"W, 193.50 feet; thence N00°53'05"W, 624.60 feet; thence S88°40'57"E, 193.50 feet to the point of beginning. Containing 2.7725 acres (120,768 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "G"

Being part of the Southeast 1/4 of Section 1, Town 4 North, Range 22 East and part of the Southwest 1/4 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

EXHIBIT A

Commencing at the Southeast corner of the aforesaid Southeast 1/4 of Section 1; thence N88°40'57" W along the South line of said Southeast 1/4 of Section 1, 572.27 feet; thence N01°19'03" E, 33.00 feet to a point on the North line of Seven Mile Road (North line being 33.00 feet North of, as measured at right angles to, the South line of said Southeast 1/4 of Section 1 and the South line of said Southwest 1/4 of Section 6), said point also being the point of beginning; thence continuing N01°19'03" E along a West line of Tax Key No. 01-057-003, 308.00 feet; thence N88°40'57" W along a South line of Tax Key No. 01-057-003, 380.02 feet; thence S01°19'03"W along the East line of Tax Key No. 01-053-000, 63.00 feet to an iron rod found; thence N88°40'57"W along the South line of Tax Key No. 01-053-000, 260.72 feet to a point on the Easterly line of Douglas Avenue (S.T.H. "32"), thence Northwesterly along said Easterly line and the arc of a curve to the left, 150.68 feet, radius of 5763.45 feet and a chord bearing N24°51'09"W, 150.68 feet; thence continuing along said Easterly line N24°15'37"W, 1007.43 feet to the North line of the South 1/2 of the aforesaid Southeast 1/4 of Section 1; thence S88°35'47"E along said North line, 1653.44 feet to a point on the Westerly line of the Chicago and North Western Transportation Company right-of-way; thence S21°16'53"E along said Westerly line, 1343.29 feet to a point on the aforesaid North line of Seven Mile Road; thence South 85°31'53" W along said North line, 459.22 feet; thence continuing along said North line, N88°40'57" W, 570.61 feet to the point of beginning. Containing 43.5668 acres (1,897,771 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "H"

Being part of the Southeast 1/4 of Section 1, Town 4 North, Range 22 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of the aforesaid Southeast 1/4 of Section 1; thence S00°45'44"E along the West line of said Southeast 1/4 of Section 1, 3.23 feet to a point on the Westerly line of Douglas Avenue (S.T.H. "32"), said point being the point of beginning; thence S38°23'59"E along said Westerly line, 742.73 feet; thence S53°34'18"W along the Northerly line of Lot 1, Certified Survey Map No. 1833, 354.24 feet; thence S36°25'42"E along the Westerly line of said Lot 1, 399.14 feet; thence N53°34'18"E along the Southerly line of said Lot 1, 343.76 feet to a point on the aforesaid Westerly line of Douglas Avenue; thence Southeasterly along said Westerly line and the arc of a curve to the right, 226.22 feet, radius of 2257.00 feet and a chord bearing S27°07'52"E, 226.12 feet; thence continuing along said Westerly line S24°15'35"E, 254.24 feet to an iron rod found; thence N88°35'47"W along the South line of the North 1/2 of the aforesaid Southeast 1/4 of Section 1, 880.20 feet to an iron rod found; thence N00°45'44"W along the aforesaid West line of the Southeast 1/4 of Section 1, 1321.01 feet to the point of beginning. Containing 11.6507 acres (507,506 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "J"

Being part of the Northeast 1/4 and the Northwest 1/4 of Section 1, Town 4 North, Range 22 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Beginning at the Northwest corner of the aforesaid Northeast 1/4 of Section 1; thence N89°39'50"E along the North line of the said Northeast 1/4 of Section 1, 22.27 feet to the Southwest corner of the Southeast 1/4 of Section 36, Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin; thence continuing on said North line, N89°13'29"E, 1125.71 feet to a point on the Westerly line of the Chicago and North Western Transportation

EXHIBIT A

Company right-of-way; thence S21°17'33"E along said Westerly line, 2798.39 feet to a point on the South line of said Northeast 1/4 of Section 1; thence N88°30'37"W along said South line, 2023.93 feet to a point on the Easterly line of Douglas Avenue (S.T.H. "32"); thence N38°21'36"W along said Easterly line, 1680.96 feet; thence Northwesterly along said Easterly line and the arc of a curve to the left, 176.96 feet, radius of 5763.00 feet with a chord bearing N39°21'44" W, 176.95 feet; thence N36°51'12"W along said Easterly line, 258.94 feet, thence continuing along said Easterly line, N43°09'12"W, 155.19 feet, thence continuing along said Easterly line, N47°56'12"W, 382.34 feet; thence continuing along said Easterly line, N44°36'55"W, 697.01 feet to a point on the North line of the aforesaid Northwest 1/4 of Section 1; thence N89°39'50"E along said North line, 2049.83 feet to the point of beginning. Containing 149.6117 acres (6,517,086 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "K"

Being part of the Southeast 1/4 and the Southwest 1/4 of Section 36, Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of the aforesaid Southeast 1/4 of Section 36; thence S00°42'13"E along the West line of said Southeast 1/4 of Section 36, 24.75 feet to a point on the South line of East Elm Road, said point also being the point of beginning; thence continuing on said West line of the Southeast 1/4 of Section 36 and said South line of East Elm Road, S00°42'13"E, 8.25 feet; thence continuing on said South line, N89°44'16"E, 143.35 feet to a point on the Westerly line of the Chicago and North Western Transportation Company right-of-way; thence S21°17'33"E along said Westerly line, 2793.51 feet to a point on the South line of said Southeast 1/4 of Section 36; thence S89°13'29"W along said South line, 1125.71 feet to the Southwest corner of said Southeast 1/4 of Section 36; thence S89°39'50"W along the South line of the aforesaid Southwest 1/4 of Section 36, 22.27 feet to the Northwest corner of the Northeast 1/4 of Section 1, Town 4 North, Range 22 East, Town of Caledonia, Racine County, Wisconsin; thence continuing S89°39'50"W along said South line, 2049.83 feet to a point on the Easterly line of South Chicago Road (S.T.H. "32"), said Easterly line is 33.0 feet Easterly of (as measured at right angles to) the reference line described in Document No. 6669080; thence N44°36'55"W along said Easterly line, 25.21 feet; thence continuing along said Easterly line and the arc of a curve to the right, 1436.73 feet, radius of 1730.06 feet and a chord bearing N20°49'29.5"W, 1395.80 feet to a point on the North line of the South 1/2 of the Southwest 1/4 of said Section 36, said North line also being the South line of lands conveyed by Deed recorded in Volume 118 of Deeds at page 607; thence N89°40'13"E along said North line, 214.19 feet; thence N06°26'53"E along the East line of said Deed, 204.93 feet; thence S89°40'13"W along the North line of said Deed, 214.50 feet to a point on the aforesaid Easterly line of South Chicago Road; thence Northeasterly along said easterly line and the arc of a curve to the right, 142.66 feet, radius of 1730.06 feet and a chord bearing N12°07'05"E, 142.62 feet; thence continuing along said Easterly line, N14°28'49"E, 367.90 feet; thence continuing along said Easterly line and the arc of a curve to the left, 611.60 feet, radius of 3307.05 feet and a chord bearing N09°10'56"E, 610.73 feet to a point on the South line of East Elm Road; thence N89°40'36"E along said South line, 726.76 feet; thence S00°42'24"E along the West line of lands conveyed by Deed in Reel 630 of Deeds at image 1338-1339, 363.00 feet; thence N89°40'36"E along the South line of said Deed, 900.00 feet; thence N00°42'24"W along the East line of said Deed, 363.00 feet to a point on the aforesaid South line of East Elm Road; thence N89°40'36"E along said South line, 684.93 feet to the point of beginning. Containing 176.2727 acres (7,678,439 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "L"

EXHIBIT A

Being all that part of Lots 1, 2, 3 and 4, Block 16, Oak View Subdivision No. 3, located in the Northwest 1/4 of Section 36, and that part of the Northeast Fractional 1/4 of Section 36, all in Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Commencing at the Southeast corner of the aforesaid Northwest 1/4 of Section 36; thence N00°40'16"W along the East line of said Northwest 1/4 of Section 36, 33.00 feet to a point on the North line of East Elm Road, said point also being the point of beginning; thence continuing N00°40'16"W along said East line of the Northwest 1/4 of Section 36 and said North line of East Elm Road, 42.00 feet; thence continuing along said North line, S89°40'36"W, 474.12 feet to the West line of the aforesaid Lot 4; thence N00°20'19"W along said West line, 200.00 feet to an iron pipe found and the North line of the said Lot 4; thence N89°40'36"E along the North line of the aforesaid Lots 1, 2, 3 and 4, 472.96 feet to the aforesaid East line of the Northwest 1/4 of Section 36; thence N00°40'16"W along said East line, 71.94 feet to a point on the Westerly line of the Chicago and North Western Transportation Company right-of-way; thence S21°17'33"E along said Westerly line, 336.34 feet to a point on the aforesaid North line of East Elm Road; thence S89°44'16"W along said North line, 118.46 feet to the point of beginning. Containing 2.6011 acres (113,303 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "M"

Being part of the Southeast 1/4 of the Southeast 1/4 of Section 35 and part of the Southwest 1/4 of the Southwest 1/4 of Section 36, all in Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Commencing at the Southeast corner of the aforesaid Southeast 1/4 of Section 35; thence S89°23'03"W along the South line of said Southeast 1/4 of Section 35, 1311.215 feet; thence N01°00'36"W along the West line of the East 1/2 of said Southeast 1/4 of Section 35, 24.75 feet to a point on the North line of County Line Road (North line being 24.75 feet North of, as measured at right angles to, the South line of said Southeast 1/4 of Section 35 and the South line of said Southwest 1/4 of Section 36), said point also being the point of beginning; thence continuing N01°00'36"W along said West line, 1301.17 feet; thence N89°23'43"E along the North line of the South 1/2 of said Southeast 1/4 of Section 35, 1302.21 feet to a point on the Westerly line of South Chicago Road (S.T.H. "32"), said Westerly line is 33.0 feet Westerly of (as measured at right angles to) the reference line described in Document No. 6669080; thence Southeasterly along said the Westerly line and the arc of a curve to the left, 1415.39 feet, radius of 1796.06 feet with a chord bearing S19°43'56"E, 1379.05 feet; thence S89°39'50"W along the aforesaid North line of County Line Road, 433.44 feet; thence continuing along said North line, S89°23'03"W, 1311.52 feet to the point of beginning. Containing 42.5762 acres (1,854,618 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "A-B"

Being part of the Northeast Fractional 1/4 and the Southeast 1/4 of Section 36, Town 5 North, Range 22 East and part of the Northwest Fractional 1/4 and the Southwest Fractional 1/4 of Section 31, Town 5 North, Range 23 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

A 66 foot wide strip of land, formerly known as East Elm Road, being the South 33 feet of said Northeast Fractional 1/4 of Section 36, the South 33 feet of said Northwest Fractional 1/4 of

EXHIBIT A

Section 31, the North 33 feet of said Southeast 1/4 of Section 36, the North 33 feet of said Southwest Fractional 1/4 of Section 31; lying East of the East line of the Chicago and North Western Transportation Company right-of-way. Containing 4.69 acres more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "D-1"

Being part of the Northeast 1/4 and the Northwest 1/4 of the Southwest 1/4 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Being the East 2007.70 feet of said Southwest 1/4 of Section 6, bounded on the North by the South line of the North 12.82 chains (846.12 feet) of said Southwest 1/4 of Section 6, bounded on the South by the North line of Parcel 3, Certified Survey Map No. 1189, recorded in Volume 3 of Certified Survey Maps on Pages 476-479 at the Registers Office of Racine County as Document No. 1214113. Containing 4.81 acres more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "D-2"

Being part of the Northeast 1/4, Northwest 1/4, Southwest 1/4 and the Southeast 1/4 of the Southwest 1/4 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Being all of Parcel 3, Certified Survey Map No. 1189, recorded in Volume 3 of Certified Survey Maps on Pages 476-479 at the Registers Office of Racine County as Document No. 1214113. Containing 33.14 acres more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "D-3"

Being part of the Southwest 1/4 and the Southeast 1/4 of the Southwest 1/4 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Being the South 14.64 chains (966.24 feet) of said Southwest 1/4 of Section 6, lying East of the East line of the Chicago and North Western Transportation Company right-of-way. Excepting therefrom the West 166 feet, being a 166 foot wide strip of land lying East of, parallel and adjacent to said East line of the Chicago and North Western Transportation Company right-of-way, further excepting the South 33 feet for road purposes. Containing 44.98 acres more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "K-L"

Being part of the Southeast 1/4 of the Northwest 1/4, the Southwest 1/4 of the Northeast 1/4, the Northwest 1/4 of the Southeast 1/4, the Northeast 1/4 of the Southwest 1/4 of Section 36, Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin, formerly known as East Elm Road, bounded and described as follows:

Commencing at the Southwest corner of said Northwest 1/4 of Section 36; thence N89°40’36”E along the South line of said Northwest 1/4 of Section 36, 2161.85 feet to a point S89°40’36”W,

EXHIBIT A

474.58 feet from the Southeast corner of said Northwest 1/4 of Section 36, said point also being the point of beginning; thence N00°19’24”W, 75.00 feet to the Southwest corner of Lot 4, Block 16, Oak View Subdivision No. 3; thence N89°40’36”E along the South line of said Block 16, 474.12 feet; thence S00°40’16”E along the East line of said Northwest 1/4 of Section 36, 42.00 feet; thence N89°44’16”E along the South line of Tax Key No. 963-9995, 118.46 feet; thence S21°17’33”E along the West line of the Chicago and North Western Transportation Company right-of-way, 70.71 feet; thence S89°44’16”W along the North line of Tax Key No. 996-9998, 143.35 feet; thence N00°42’13”W along the East line of said Southeast 1/4 of Section 36, 8.25 feet; thence S89°40’36”W along the North line of Tax Key No. 967-9999-001, 474.74 feet; thence N00°19’24”W, 24.75 feet to the point of beginning. Containing 1.2848 acres (55,964 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Corridor South of 7 Mile Road (not shown on diagram)

All that part of the Northwest One-quarter of Section Numbered Seven (7), Township Numbered Four (4) North, Range Numbered Twenty-three (23) East, described as follows:  Commencing at the point where the North line of said Section Seven (7) intersects the East line of the railway right of way, One Hundred (100) feet in width of the Chicago and Northwestern Railway Company; running thence Southeasterly on said East line of said One Hundred (100) foot right of way to the South line of the Northwest One-quarter of said Section Seven (7); thence East on said South line to a point, which point is One Hundred (100) feet distant Northeasterly from the East line of said railway right of way, One Hundred (100) feet in width, measured at right angles thereto; thence Northwesterly on a line parallel to and One Hundred (100) feet distant from the East line of said railway right of way,  One Hundred (100) feet in width to the North line of said Section Seven (7); thence West on said North line to the place of beginning.  Said land being in the Town of Caledonia, County of Racine, State of Wisconsin.

EXHIBIT B

Legal Descriptions of Parcel 1, Parcel 2 and the Retained Land

EXHIBIT B

Being part of the Northeast one-quarter of the Southeast one-quarter and the Southeast one-quarter of the Northeast Fractional one-quarter of Section 36, Town 5 North, Range 22 East, and part of the Southwest Fractional one-quarter of the Northwest Fractional one-quarter and the Northwest Fractional one-quarter of the Southwest Fractional one-quarter of Section 31, Town 5 North, Range 23 East, all in the City of Oak Creek, Milwaukee County, Wisconsin; Parcel 1 and Parcel 2 of said Easement and Indemnification Agreement being bounded and described as follows (see preceding diagram):

Parcel 1

Commencing at a meander corner located on the North line of the aforesaid Southwest Fractional one-quarter of Section 31; thence South 89°11'23" West along said North line, 702.85 feet to the Northeast corner of the aforesaid Southeast one-quarter of Section 36 and the point of beginning; thence North 66°17'20" East, 927.86 feet; thence North 23°42'40" West, 77.15 feet; thence North 66°17'20" East, 166.64 feet; thence South 23°42'40" East, 787.91 feet; thence South 66°17'20" West, 1313.52 feet; thence North 68°42'40" West, 317.56 feet; thence North 23°42'40" West, 486.22 feet; thence North 66°17'20" East, 443.57 feet to the point of beginning, containing 24.8128 acres (1,080,846 square feet) more or less of land.  Subject to covenants, conditions, restrictions and easements of record.

Parcel 2

Commencing at a meander corner located on the North line of the aforesaid Southwest Fractional one-quarter of Section 31; thence South 89°11'23" West along said North line, 702.85 feet to the Northeast corner of the aforesaid Southeast one-quarter of Section 36 and the point of beginning; thence North 66°17'20" East, 927.86 feet; thence North 23°42'40" West, 77.15 feet; thence North 66°17'20" East, 166.64 feet; thence North 23°42'40" West, 196.12 feet; thence North 53°42'40" West, 625.32 feet; thence South 66°17'20" West, 877.47 feet; thence South 21°17'20" West, 492.06 feet; thence South 23°42'40" East, 466.87 feet; thence North 66°17'20" East, 443.57 feet to the point of beginning, containing 25.1419 acres (1,095,182 square feet) more or less of land.  Subject to covenants, conditions, restrictions and easements of record.

Retained Land

The Land as described in Exhibit A less and except Parcel 1 and Parcel 2 as described above.

EXHIBIT C

Description of the New Common Facilities Easement Area

The Parties agree that the New Common Facilities Easement covers only those portions of the Retained Land which are required and necessary for the ownership and siting of the New Common Facilities.  The Parties will formalize a legal description of the New Common Facilities Easement Area once specific metes and bounds descriptions have been prepared.

EXHIBIT D

Description of the Access Easement Area

The Parties agree that the Access Easement Area covers only those portions of the Retained Land which are necessary for ingress to Parcel 2 and the New Common Facilities Easement Area from a publicly dedicated right-of-way, and egress from Parcel 1 and the New Common Facilities Easement Area.  The Parties will formalize a legal description of the Access Easement Area once specific metes and bounds descriptions have been prepared.

EXHIBIT E

Environmental Responsibility Exclusions

NONE

SCHEDULE 1.1

DEFINITIONS; INTERPRETATION

A.

Interpretation.  Unless a clear contrary intention appears:

(i)

the singular number includes the plural number and vice versa;

(ii)

reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iii)

reference to either gender includes the other gender;

(iv)

reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(v)

reference to any Law means such Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Law means that provision of such Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(vi)

reference in this Agreement to any Preamble, Recital, Article, Section, Annex, Schedule or Exhibit means such Article or Section thereof or Preamble, Recital, Annex, Schedule or Exhibit thereto;

(vii)

“hereunder”, “hereof”, “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision thereof;

(viii)

“including” (and with the correlative meaning “include”) means including without limiting the generality of any description preceding such term; and

(ix)

with respect to any rights and obligations of the Parties under this Agreement, all such rights and obligations shall be construed to the extent permitted by applicable Law.

B.

Computation of Time Periods.  For purposes of computation of periods of time under this Agreement, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

C.

Accounting Terms and Determinations.  Unless otherwise specified herein, all terms of an accounting character used in this Agreement shall be interpreted, all accounting determinations thereunder shall be made, and any financial statements required to be delivered thereunder shall be prepared, in accordance with GAAP.

D.

Coordination With Other Agreements.  If there is any conflict between this Agreement and the Ground Lease, this Agreement and the Ground Lease shall be interpreted and construed, if possible, so as to avoid or minimize such conflict.

E.

Legal Representation of the Parties.  This Agreement was negotiated by the Parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party shall not apply to any construction or interpretation hereof.

F.

If either MGE Power or WPPI elects not to participate in the ownership of Unit 2 and the New Common Facilities, this Agreement shall be interpreted as an Agreement between and among the participating Party (either MGE Power or WPPI) and WEPCO, as necessary to give reasonable effect to the provisions of the Agreement, and all references to the non-participating Party should be disregarded.

B.

Definitions.  Unless the context otherwise requires, the following defined terms shall have the meanings ascribed to them below:

“Access Easement Area” has the meaning given to such term in Section 2.1(c)

“Access Easement” has the meaning given to such term in Section 2.1(c)

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with, such Person.  For purposes of this definition, “control” (including, without correlative meanings, the terms “controlling,” “under common control with” and “controlled by”), as used with respect to any Person, means the direct or indirect ownership, or right to vote by contract or otherwise, of more than fifty percent (50%) of the voting stock or other equity interests of any Person.

“Agreement” has the meaning set forth in the Preamble.

“Annual Fee” has the meaning given to it in Section 4.1.

“Assignment of Easement” has the meaning given to such term in the Recitals.

“Business Day” shall mean any day on which commercial banks are not authorized or required to close in Milwaukee, Wisconsin.

“Claims” shall mean liabilities, obligations, damages, losses, demands, penalties, interest, fines, claims, actions, suits, judgments, settlements, and reasonable costs, fees, expenses and disbursements (including reasonable legal fees and expenses and costs of investigation) whether any of the foregoing be founded or unfounded, of any kind and nature whatsoever.

“Collateral Lien” has the meaning given to such term in Section 8.5(a).

“Dispute” shall mean any controversy, claim or dispute of whatsoever nature or kind between the Parties, arising out of or relating to this Agreement or the validity, execution, performance, discharge, termination or breach hereof.

“Easements” has the meaning given to such term in Section 2.1.

“Elm Road Site” means, collectively, Parcel 2, the New Common Facilities Easement Area and the Access Easement Area.

“Encumbrances” has the meaning given to such term in Section 2.2(b).

“Environmental Claim” shall mean, with respect to any Person, any notice, claim, administrative, regulatory or judicial action, suit, lien, judgment, demand or other communication (whether written or oral) by any other Person alleging or asserting such Person’s liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

“Environmental Indemnitee” has the meaning given to such term in Section 6.2.

“Environmental Indemnitor” has the meaning given to such term in Section 6.2.

“Environmental Law” shall mean any and all Laws, now or hereafter in effect, and any judicial or administrative judgment, relating to the environment, or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or toxic or hazardous substances or wastes into the environment including ambient air, surface water, groundwater, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or toxic or hazardous substances or wastes.

“ERGS SC” has the meaning given to such term in the Recitals.

“ERGS SC Facility Lease” has the meaning given to such term in the Recitals.

“Existing Common Facilities” means any and all facilities, components, equipment and materials which are (a) utilized in support of the operation and maintenance of the Existing Units and one or both of Unit 1 or Unit 2, (b) owned by WEPCO and located on the Land and (c) in-place and operational prior to the initiation of construction of Unit 2 and the New Common Facilities, as such facilities, components, equipment and materials may be repaired from time to time.

“Existing Encumbrances” means the encumbrances to title listed on Schedule 10.2 attached hereto and made a part hereof.  For the avoidance of doubt, for purposes of this Agreement, Existing Encumbrances shall be deemed to also be Permitted Encumbrances.

“Existing Units” shall mean the four (4) coal-based electric generating units and one (1) gas-based electric generating unit, and related facilities, currently located on the Retained Land.

“Financing Documents” means each agreement, document or instrument pursuant to which a Unit 2 Owner or New Common Facilities Owner or one of their Affiliates is provided construction and/or term debt financing and/or working capital and/or other financing or refinancing in connection with Unit 2 or the New Common Facilities and each other agreement, document or instrument delivered in connection with any of the foregoing.

“Foreclosure Transfer”  has the meaning given to such term in Section 8.8.

“Government Approval” shall mean any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing (except any filing relating to the perfection of security interests), variance, claim, order, judgment, decree, publication, notices to, declarations of or with or registration by or with any Governmental Authority.

“Governmental Authority” shall mean any applicable federal, state, county, municipal or other government, quasi-government or regulatory authority, agency, board, body, commission, instrumentality, court or tribunal, or any political subdivision of any thereof, or any arbitrator or panel of arbitrators.

“Grantee” shall mean either MGE Power or WPPI, and its successors and permitted assigns.

“Gross Negligence” shall be determined by reference to Wisconsin common law concepts of gross negligence, provided that no Party shall use the absence of a gross negligence concept under Wisconsin law as a defense to a claim alleging Gross Negligence or as a basis to substitute a standard other then Gross Negligence where it is provided for in this Agreement.

“Ground Interest” has the meaning given to such term in the Recitals.

“Ground Lease” has the meaning given to such term in the Recitals.

“Ground Leases” shall mean the Ground Lease and the Ground Sublease.

“Ground Sublease” has the meaning given to such term in the Recitals.

“Hazardous Materials” shall mean, collectively, any petroleum or petroleum product, asbestos in any form that is or could become friable, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCB’s), hazardous waste, hazardous material, hazardous substance, toxic substance, contaminant or pollutant, as defined or regulated as such under any Environmental Law including the Resource Conservation and Recovery Act, as amended, 42 U.S.C.  Section 6901 et seq., the Comprehensive Environmental Response Compensation and Liability Act, as amended, 42 U.S.C.  Section 9601 et seq., or any similar state statute.

“Indemnitee” has the meaning given to such term in Section 7.1.

“Indemnitor” has the meaning given to such term in Section 7.1.

“Land” has the meaning given to such term in the Recitals.

“Law” shall mean any statute, law regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental restriction or any similar form of decision of or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority or judicial or administrative body, whether now or hereafter in effect (including any Environmental Law).

“Lenders” (and individually a “Lender”) shall mean the banks, bond and commercial paper holders and/or financial institutions (together with their administrative agents, collateral agents, depositary banks and other agents) and/or other Persons which provide construction and/or term debt financing and/or working capital and/or other financing or refinancing to a Unit 2 Owner or New Common Facilities Owner or one of its Affiliates in connection with Unit 2 and/or the New Common Facilities or any portion thereof.

“Lien” shall mean, with respect to any property, any mortgage, lien, pledge, charge, lease, easement, servitude, right of others, security interest or encumbrance of any kind in respect of such property.

“MGE” has the meaning given to such term in the Recitals.

“MGE Facility Lease” has the meaning given to such term in the Recitals.

“MGE Power” has the meaning given to such term in the Preamble.

“New Common Facilities” has the meaning given to such term in the Recitals.

“New Common Facilities Easement” has the meaning given to such term in Section 2.1(b).

“New Common Facilities Easement Area” has the meaning given to such term in Section 2.1(b).

“New Common Facilities O&M Agreement” shall mean that certain New Common Facilities Operating and Maintenance Agreement by and among WEPCO, MGE and WPPI for the New Common Facilities dated as of December 17, 2004.

“New Common Facilities Owners” means ERGS SC and each other Person that becomes a New Common Facilities Owner in accordance with the terms and conditions of the New Common Facilities Ownership Agreement.

“New Common Facilities Ownership Agreement” shall mean that certain New Common Facilities Ownership Agreement dated as of December 17, 2004 among ERGS, MGE Power and WPPI.

“O&M Agreements” shall mean the Unit 2 O&M Agreement and the New Common Facilities O&M Agreement.

“Ownership Agreements” shall mean the Unit 2 Ownership Agreement and the New Common Facilities Ownership Agreement.

“Parcel 1” means the land more particularly described in Exhibit B.

“Parcel 2” means the land more particularly described in Exhibit B.

“Party” and “Parties” have the meanings given to such terms in the Preamble.

“Permitted Encumbrances” shall mean:

(a)

Liens for taxes, assessments or governmental charges not due and delinquent;

(b)

Liens for taxes, assessments or governmental charges already due, but whose validity or amount is being contested in good faith, by appropriate proceedings initiated timely and diligently prosecuted, and for which adequate reserves in accordance with GAAP are maintained against any adverse determination of such contest or a bond in the full amount thereof has been posted;

(c)

carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business or incident to the construction or improvement of such property in respect of obligations which are not overdue for a period of more than thirty (30) days or which are being contested in good faith, by appropriate proceedings initiated timely and diligently prosecuted, and for which adequate reserves in accordance with GAAP are maintained against any adverse determination of such contest or a bond in the full amount thereof has been posted;

(d)

easements, rights of way, reservations, restrictions, covenants, party-wall agreements, agreements for joint or common use, landlords’ rights of distraint and other similar encumbrances affecting such property, granted in the ordinary course of business, which in the aggregate are not material in amount and which do not in the aggregate materially detract from the value of such property subject thereto or impair the use of such property for the purposes for which it is held;

(e)

court proceedings affecting such property, provided the execution or other enforcement thereof is effectively stayed and the Claims secured thereby are being contested in good faith, by appropriate proceedings initiated timely and diligently prosecuted, and for which adequate reserves in accordance with GAAP are maintained against any adverse determination of such contest or a bond in the full amount thereof has been posted;

(f)

Minor defects and irregularities in title to such property, which do not in the aggregate materially impair the value of such property or the use of such property for the purposes for which it is held;

(g)

Liens arising in connection with Liens pursuant to the Security Documents, if any;

(h)

The Ground Leases;

(i)

The Encumbrances; and

(j)

The Existing Encumbrances.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an unincorporated organization or any government or political subdivision thereof.

“Prudent Utility Practice” shall mean, at a particular time: (a) any of the practices, methods and acts engaged in or approved by a significant portion of the United States electric power generating industry prior to such time; or (b) any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with applicable Law and good business practices, reliability, safety and expedition; provided that “Prudent Utility Practice” is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers’ warranties and the requirements of Governmental Authority and any applicable agreement.

“Release” shall mean any “release” as such term is defined in 42 U.S.C.  § 9601 (22) or any successor statute.

“Retained Land” shall mean the Land less and except Parcel 1 and Parcel 2.

“Secured Lender” has the meaning given to such term in Section 8.5.

“Security Documents” shall mean all security agreements, pledges, consents and other security documents, if any, granting Liens to the Lenders to secure the obligations and liabilities of a Unit 2 Owner or New Common Facilities Owner under the Financing Documents, if any.

“Site Improvements” means any modifications, alterations, additions or improvements to Parcel 1 as are considered necessary or desirable in the construction, use, operation and maintenance of Unit 2 and the New Common Facilities; provided that no Site Improvement shall cause Unit 2 or the New Common Facilities to become “limited use” property, within the meaning of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156, and provided, further, that all Site Improvements shall be constructed in a good and workmanlike manner, in compliance with applicable Law.  The term “Site Improvements” shall expressly exclude Unit 2, the New Common Facilities and modifications, alterations, additions or improvements to Unit 2 or the New Common Facilities or to any components or replacement components thereof, and the terms “Unit 2” and “New Common Facilities” shall expressly exclude the Site Improvements.

“Term” means the term of this Agreement as provided in Article V.

“Unit 1” shall mean the approximately 615 MW net nominal base load supercritical pulverized coal electric generating facility, including all facilities, components, equipment and materials contained therein and all improvements thereto to be constructed on Parcel 1.

“Unit 2” has the meaning given to such term in the Recitals.

“Unit 2 O&M Agreement” shall mean that certain Operating and Maintenance Agreement by and among WEPCO, MGE, and WPPI for Elm Road Generating Station Unit 2 dated as of December 17, 2004.

“Unit 2 Owners” means ERGS SC and each other Person that becomes a Unit 2 Owner in accordance with the terms and conditions of the Unit 2 Ownership Agreement.

“Unit 2 Ownership Agreement” has the meaning given to such term in the Recitals.

“Unit 2 Parcel Easement” has the meaning given to such term in Section 2.1(a).

“WEPCO” has the meaning given to it in the Preamble.

“WEPCO’s Lender” shall mean a bank, bond and commercial paper holder or financial institution (together with its administrative agents, collateral agents, depositary banks and other agents) and/or another Person which provides construction and/or term debt financing and/or working capital and/or other financing or refinancing to WEPCO.

“WPPI” has the meaning given to it in the Preamble.

SCHEDULE 4.2

SITE PREPARATION COSTS

IO Number	Activity Description	Tracts Impacted
		Parcel 1	Parcel 2	Common Easement Area	Current Estimate (October 2004)	Unit 1 Cost Estimate	Unit 2 Cost Estimate	Unit 1 Percentage of Costs	Unit 2 Percentage of Costs
1003285	Utility Relocation Engineering and Design	X	X	X	$160,323	$67,338	$67,338	42%	42%
1003286	Street lighting, transformer and 24.9kV modifications by Electric Operations	X	X		$1,876,000	$938,000	$938,000	50%	50%
1003287	Relocate fiber optic and telephone lines to switchyard			X	$75,534	$19,642	$19,642	26%	26%
1003288	Relocate 138kV, 230kV and 345kV transmission lines in the new coal handling area			X	$1,957,424	$509,013	$509,013	26%	26%
1003289	Relocate fiber optic line from the bowl	X	X		$126,000	$63,000	$63,000	50%	50%
1003290	Relocate telephone line running along Elm Road west of the bowl excavation	X	X		$191,258	$95,629	$95,629	50%	50%
1003291	Relocate potable water line from the bowl	X	X		$685,000	$342,500	$342,500	50%	50%
1003292	Raise sewer manholes east of the RR tracks			X	$3,000	$780	$780	26%	26%
~~1003293~~	Upgrade potable water line to the existing Car Dumper (rolled into order 1003291)
~~1003294~~	Relocate the LNG facility drain line to Lake (rolled into 1003291)
1003295	Clear the JM Building and north lay down and rail loop areas.	X	X		$10,116	$5,058	$5,058	50%	50%
1003296	Relocate or abandon North and South Landfill collection system monitoring wells			X	$16,500	$4,291	$4,291	26%	26%
1003297	Retire the LWA Scale House (REMOVAL)			X	$31,362	$8,155	$8,155	26%	26%
1003298	Relocate 16" and 10" natural gas laterals			X	$1,600,000	$416,068	$416,068	26%	26%
1003719	Remove north fly ash scale from the bowl area (REMOVAL)	X	X		$44,000	$22,000	$22,000	50%	50%
1003720	Provide temporary facilities for displaced We Energies staff, to include guardhouses			X	$16,500	$4,291	$4,291	26%	26%
1003721	Relocate south fly ash scale to allow rail loop construction			X	$110,553	$28,748	$28,748	26%	26%
1003750	Allowance for Unforeseen Utility Relocations (scope is to be determined - will not be spent unless necessary)			X	$800,000	$208,034	$208,034	26%	26%
1003718	Demolish existing coal dock equipment to allow new dock construction (REMOVAL).	X	X	X	$1,625,000	$682,583	$682,583	42%	42%

				Total Costs:	$9,328,570	$3,415,070	$3,415,070

SCHEDULE 8.2

FORM OF NON-DISTURBANCE AGREEMENT

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”), dated as of ____  __, 200_, made by and among WISCONSIN ELECTRIC POWER COMPANY, a Wisconsin corporation, having a principal place of business at 333 W. Everett Street, Milwaukee, Wisconsin, 53203 (“WEPCO”), MGE POWER ELM ROAD, LLC, a Wisconsin limited liability company with an address at [__________], [__________] (“MGE Power”) and WISCONSIN PUBLIC POWER INC. a Wisconsin municipal electric company with an address at [__________], [__________] (“WPPI”; MGE Power and WPPI, collectively “Easement Grantee”) and [__________], a [____________] with an address at [__________], [__________] (the “Mortgagee”),

WITNESSETH:

WHEREAS, WEPCO has heretofore executed and delivered to Mortgagee the following security instruments (collectively, the “Mortgage”):  [List of mortgage documents to be inserted here], recorded in Book ___, Page ___, in the records of ___________, Wisconsin and encumbering the property described therein located in Milwaukee County and Racine County, respectively, (“Mortgaged Premises”) to secure payment of the indebtedness described therein; and

WHEREAS, WEPCO and Easement Grantee made and entered into that certain Easement and Indemnification Agreement dated the ___ day of ________, 2004 (the “Easement Agreement”), with respect to certain premises described on Exhibit A thereof (the “Easement Area”); and

WHEREAS, the parties hereto desire to enter into certain agreements with respect to the Mortgage and the Easement Agreement, as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.

Subordination.  Subject to the terms of this Agreement, the Easement Agreement is and shall at all times remain, subject and subordinate to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof.

2.

Existence of Easement Agreement.  Neither a foreclosure of the Mortgage, entry by the Mortgagee, nor any other action by the Mortgagee with respect to the Mortgage will affect the continued existence of the Easement Agreement, or the rights and obligations of Easement Grantee thereunder.

3.

Nondisturbance.  Except as is otherwise provided in this Agreement, if the interest of WEPCO under the Easement Agreement shall be acquired by Mortgagee, by reason of exercise of the power of sale or the foreclosure of the Mortgage or other proceedings brought to enforce the rights of the holder thereof, whether by deed in lieu of foreclosure or by any other method, so long as Easement Grantee is not in default of its obligations under the Easement Agreement beyond all available cure periods, Easement Grantee shall peaceably and quietly have, hold and enjoy the Easement Area and the appurtenant rights thereto for the full term of the Easement Agreement, as the same may be extended or earlier terminated in accordance with the provisions of the Easement Agreement, subject to the terms, covenants, conditions, provisions, and agreements of the Easement Agreement.

4.

Attornment.  Easement Grantee shall attorn to Mortgagee, as fee owner, that attornment to be effective and self-operative without the execution of any other instruments on the part of either party upon receipt by Easement Grantee of notice of Mortgagee’s succeeding to the interest of WEPCO under the Easement Agreement, and the Easement Agreement shall continue in full force and effect in accordance with its terms between Easement Grantee, as grantee thereunder, and Mortgagee, as grantor.

5.

Mortgagee Covenants.  In consideration of the foregoing agreements of Easement Grantee, Mortgagee agrees that, so long as Easement Grantee is not in material default of the terms of the Easement Agreement beyond all available cure periods, it will not join or name Easement Grantee as party in any proceedings to foreclose the Mortgage unless applicable law requires Easement Grantee to be made a party thereto as a condition to proceeding against WEPCO or prosecuting such rights and remedies, it will not disturb Easement Grantee’s possession of the Easement Area under the Easement Agreement upon Mortgagee’s coming into possession of or acquisition of title to all or any portion of the Mortgaged Premises as a result of a foreclosure or other enforcement of the Mortgage, or as a result of any other means, it will accept the attornment of Easement Grantee, and subject to the limitations contained in this Agreement, it will assume and perform, (but only while owner or in possession or control of all or any portion of the Mortgaged Premises) all of WEPCO’s obligations under the Easement Agreement, except as otherwise provided in this Agreement.

6.

Limitation of Liability.  Notwithstanding anything to the contrary in the Easement Agreement or the Mortgage, if Mortgagee succeeds to the interest of WEPCO under the Easement Agreement, Mortgagee shall not be liable for or bound by any of the following matters:

a.

Claims Against WEPCO.  Any offset right that Easement Grantee may have against WEPCO relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by WEPCO that occurred before the date of attornment unless Easement Grantee shall have given notice of the event or circumstance giving rise to the offset right to Mortgagee.  (The foregoing shall not limit either (i) Easement Grantee’s right to exercise against WEPCO any offset right otherwise available to Easement Grantee because of events occurring after the date of attornment, or (ii) Mortgagee’s obligation to correct any conditions that existed as of the date of attornment and violate Mortgagee’s obligations as grantor under the Easement Agreement.)

b.

Prepayments.  Any payment of the Annual Fee that Easement Grantee may have made to WEPCO more than one year before the date such Annual Fee was first due and payable under the Easement Agreement with respect to any period after the date of attornment other than, and only to the extent that, the Easement Agreement expressly required such a prepayment.

c.

Modification, Amendment or Waiver.  Any modification or amendment of the Easement Agreement hereafter made without Mortgagee’s written consent, which materially adversely affects Mortgagee’s rights, duties or obligations under this Agreement.

7.

Exculpation of WEPCO.  Notwithstanding anything to the contrary in this Agreement or the Easement Agreement, upon any attornment pursuant to this Agreement the Easement Agreement shall be deemed to have been automatically amended to provide that Mortgagee’s obligations and liability under the Easement Agreement shall never extend beyond Mortgagee’s (or its successors’ or assigns’) interest, if any, in the Easement Area from time to time, including insurance and condemnation proceeds, interest in the Easement Agreement, and the proceeds from any sale or other disposition of WEPCO’s property by Mortgagee (collectively, “Mortgagee’s Interest”).  Easement Grantee shall look exclusively to Mortgagee’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Mortgagee under the Easement Agreement as affected by this Agreement.  If Easement Grantee obtains any money judgment against Mortgagee with respect to the Easement Agreement or the relationship between Mortgagee and Easement Grantee, then Easement Grantee shall look solely to Mortgagee’s Interest (or that of its successors and assigns) to collect such judgment.  Easement Grantee shall not collect or attempt to collect any such judgment out of any other assets of Mortgagee.

8.

Notices.  All notices or other written communications hereunder shall be deemed to have been properly given (a) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (b) one business day after having been deposited for overnight delivery with any reputable overnight courier service, or (c) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U. S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at its address set forth below:

If to WEPCO:

Wisconsin Electric Power Company
231 W.  Michigan Street
Milwaukee, WI  53203

Attn:    General Counsel

Vice President – Fossil Operations

If to MGE Power:

MGE Power  Elm Road, LLC
P.O. Box 1231
Madison, WI 53701

Attn:

Chief Financial Officer

General Counsel

Vice President Power Operations

If to WPPI:

Wisconsin Public Power Inc.
1425 Corporate Center Drive
Sun Prairie, WI 5359-9109

Attn:

Senior Vice President – Legal and
              Regulatory Affairs

Senior Vice President – Power Supply

If to Mortgagee:

or addressed as such party may from time to time designate by written notice to the other parties.  Either party by notice to the other may designate additional or different addressees for subsequent notices or communications.

9.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.  Such counterparts shall constitute but one and the same instrument and shall be binding upon, and shall inure to the benefit of, each of the undersigned individually as fully and completely as if all had signed one instrument.

10.

Successors and Assigns.  The obligations and rights of the parties pursuant to this Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representative of the respective parties.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

WISCONSIN ELECTRIC POWER COMPANY, a Wisconsin corporation

By: /s/ Scott A. Patulski
Title: Vice President

MGE POWER ELM ROAD, LLC, a
Wisconsin limited liability company

By: /s/ Gary J. Wolter
Title: Manager

WISCONSIN PUBLIC POWER INC., a Wisconsin municipal electric company

By: /s/ J. Leroy Thilly
Title: President and CEO

[MORTGAGEE]

By:

____________________________
Name printed:

______________________
Title:

____________________________

SCHEDULE 10.2

EXISTING ENCUMBRANCES

None